                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:


/ / Preliminary Proxy Statement                / / Confidential, for Use of the Commission
/X/ Definitive Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule
    14a-11(c) or Rule 14a-12


                            LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/ /        $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(i)(1), or 14a-6(i)(2)
           or Item 22(a)(2) of Schedule 14A.

/ /        $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /        Fee computed on table below per Exchange Rules 14a-6(i)(4) and 0-11.

(1)        Title of each class of securities to which transaction applies:

(2)        Aggregate number of securities to which transaction applies:

(3)        Per unit price or other underlying value of transaction computed pursuant to Exchange
           Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)        Proposed maximum aggregate value of transaction:

(5)        Total fee paid:

/ /        Fee paid previously with preliminary materials.

/ /        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
           and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)        Amount Previously Paid:

(2)        Form, Schedule or Registration Statement No.:

(3)        Filing Party:

(4)        Date Filed:

                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be Held on January 29, 1997


Dear Fellow Shareholder:


    The Annual Meeting of the Shareholders of Long Island Physician Holdings Corporation, a New York corporation (the "Company"), will be held at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York, on January 29, 1997, at 6:00 p.m. (the "Meeting"), for the following purposes, as more fully described in the accompanying Proxy Statement:


    1.  To elect forty directors;

    2. To approve amendments to the Company's By-Laws to permit the exchange of one share of the Company's Class B common stock for one share of Class A common stock by certain shareholders who do not presently own voting shares; and to permit certain practitioners to serve on the Company's Board of Directors;

    3. To approve a proposed restructuring and recapitalization of the Company and MDNY Healthcare, Inc. pursuant to an Agreement and Plan of Merger and amendments to the Company's Certificate of Incorporation and By-Laws;

    4. To approve an amendment to the Company's Certificate of Incorporation to eliminate preemptive rights;

    5. To approve the appointment of Coopers & Lybrand LLP as the Company's auditors for the 1997 fiscal year; and

    6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION
                 OF EACH OF ITS NOMINEES FOR DIRECTOR AND "FOR"
              APPROVAL OF EACH OF THE OTHER ITEMS DESCRIBED ABOVE.


    Only shareholders of record at the close of business on December 23, 1996 are entitled to notice and to vote at the Meeting or any adjournment thereof. A complete list of the shareholders entitled to vote at the Meeting on the foregoing proposals will be open to examination by any shareholder for any purpose germane to the Meeting during ordinary business hours for a period of ten days prior to the Meeting at the offices of the Company, 275 Broadhollow Road, Melville, NY 11747.



December 26, 1996                                           By order of the Board of
                                                            Directors,
                                                            Babu Easow, M.D.
                                                            Secretary


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.


HOLDERS OF CLASS A SHARES MUST VOTE THEIR CLASS A SHARES ON THE ENCLOSED WHITE PROXY CARD.



HOLDERS OF CLASS B SHARES MUST VOTE THEIR CLASS B SHARES ON THE ENCLOSED BLUE PROXY CARD.

                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
                              275 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                            ------------------------

                                PROXY STATEMENT
                            ------------------------


                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 1997


INFORMATION CONCERNING THE SOLICITATION


    This Proxy Statement is furnished to the holders of Class A common stock, $.001 par value per share (the "Class A Common Stock"), and Class B common stock, $.001 par value per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"), of Long Island Physician Holdings Corporation, a New York corporation formed on October 6, 1994 (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on January 29, 1997 at the Huntington Hilton Hotel, 598 Broadhollow Road, Melville, New York, and at any adjournment thereof (the "Meeting"), pursuant to the accompanying Notice of Annual Meeting of Shareholders.



    This Proxy Statement and the form of Proxy were first mailed to the shareholders on or about January 2, 1997. Only shareholders of record at the close of business on December 23, 1996 (the "Record Date") are entitled to notice of the Meeting and only holders of record of the Class A Common Stock on that date are entitled to vote at the Meeting, except that holders of the Class B Common Stock are entitled to vote as a class on the proposals described in Items 3 and 4. The outstanding voting securities of the Company on the Record Date consisted of 1,497 shares of Class A Common Stock. The total number of issued and outstanding shares of Class B Common Stock on the Record Date was 4,346 shares.


    On all matters requiring a vote by holders of the Common Stock, each share of Class A Common Stock entitles the holder of record to one vote. Each share of Class B Common Stock will entitle the holder of record to one vote. The holders of a majority of the outstanding shares of Class A Common Stock, present in person or by proxy, will constitute a quorum. Directors shall be elected by a plurality of the votes cast at the Meeting. With respect to those proposals requiring the approval of the holders of the Class B Common Stock voting as a class, the holders of a majority of the outstanding shares of Class B Common Stock, present in person or by proxy, will constitute a quorum for those specific items.


HOLDERS OF CLASS A SHARES MUST VOTE THEIR CLASS A SHARES ON THE ENCLOSED WHITE PROXY CARD.



HOLDERS OF CLASS B SHARES MUST VOTE THEIR CLASS B SHARES ON THE ENCLOSED BLUE PROXY CARD.

                               VOTING OF PROXIES


    Shares represented by Proxies, in the accompanying forms of Class A and Class B Proxy Cards, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the White Class A Proxy, the shares represented thereby will be voted (i) for the election as directors of the persons who have been nominated by the Board of Directors; (ii) for approval of the proposed amendments to the Company's By-Laws to permit the exchange by certain holders of shares of Class B Common Stock for shares of Class A Common Stock and to permit certain practitioners to serve on the Company's Board of Directors; (iii) for approval of the proposed restructuring transactions pursuant to the proposed Agreement and Plan of Merger and amendments to the Company's Certificate of Incorporation and By-Laws; (iv) for approval of the proposed amendment to the Company's Certificate of Incorporation to eliminate preemptive rights; (v) for approval of Coopers & Lybrand LLP as the Company's auditors for the 1997 fiscal year; and (vi) on any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies. If no specification is indicated on the Blue Class B Proxy, the shares represented thereby will be voted (i) for approval of the proposed restructuring transactions pursuant to the proposed Agreement and Plan of Merger and amendments to the Company's Certificate of Incorporation and By-Laws; (ii) for approval of the proposed amendment to the Company's Certificate of Incorporation to eliminate preemptive rights; and (iii) on any other matter that may require the approval of the Class B shareholders that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies. The execution of a Proxy will in no way affect a shareholder's right to attend the Meeting and vote in person.


    A shareholder voting through a Proxy who abstains with respect to the election of directors will be considered to be present and entitled to vote on the election of directors at the Meeting and will be, in effect, a negative vote. A shareholder who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors shall not be considered present and entitled to vote on the election of directors. A shareholder voting through a Proxy who abstains with respect to approval of any other matter to come before the Meeting will be considered to be present and entitled to vote on that matter and will be, in effect, a negative vote. A shareholder who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

    Any Proxy executed and returned by a shareholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent Proxy which is presented to the Meeting, or if the shareholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.


    The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will bear all costs in connection with the solicitation by the Board of Directors of proxies of the Meeting. Officers and employees of the Company who solicit proxies will receive no extra compensation for such solicitation.

                                     ITEM 1
                             ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

    Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the expiration of the terms for which they are elected and until their successors shall be duly elected and qualified. The terms of the current directors expire at the Meeting or when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.

    The names of the nominees and certain information received from them are set forth in the following table, including their principal occupations, for at least the last five years, and the names of any other companies whose securities are publicly held and of which they presently serve as directors.

FOR A TERM ENDING WITH THE 1999 ANNUAL MEETING

                                                                                        YEAR FIRST
NAME                                                                       AGE       BECAME A DIRECTOR
---------------------------------------------------------------------      ---      -------------------
David J. Weissberg, M.D. ............................................          41             1994
M. A. Mirza, M.D. ...................................................          51             1994
Babu Easow, M.D. ....................................................          47             1995
Paul Kolker, M.D. ...................................................          60             1994
Salvatore J. Caravella, M.D. ........................................          39             1995
Amy Koreen, M.D. ....................................................          33             1995
Ronald R. Perrone, M.D. .............................................          48             1995
Bruce A. Seideman, M.D. .............................................          38             1995
Eli Anker, M.D. .....................................................          47             1995
Jeffrey R. Ashkin, M.D. .............................................          52             1995
Marion Bergman, M.D. ................................................          44             1995
Charles A. Calabrese, M.D. ..........................................          44             1995
Anthony P. Caruso, M.D. .............................................          46             1995
Gregory Kalmar, D.D.S. ..............................................          49             1996

    David J. Weissberg, M.D., conducts a medical practice in orthopedic surgery with the Huntington Medical Group, in Huntington Station, New York, a practice he has conducted since 1985. He has served as Chairman of the Board of Directors and as the President of the Company since its inception.

    M. A. Mirza, M.D., conducts a medical practice in orthopedic surgery in Smithtown, New York, a practice he has conducted since 1974. Dr. Mirza is the President of Moorewood Partners, a position he has held since 1982, and President of Northshore Smithtown Development, a position he has held since 1989. Dr. Mirza is the Medical Director, since 1990, and President, since 1989, of Northshore Surgicenter, located in Smithtown, New York. Dr. Mirza has been a director and the Vice President of the Company since its inception.

    Babu Easow, M.D., conducts a medical practice in cardiology in Riverhead, New York, a practice he has conducted since 1982. Dr. Easow has been a director of the Company since its inception. He also serves as the Secretary of the Company.


    Paul Kolker, M.D., conducts a medical practice in thoracic and cardiovascular surgery in Roslyn, New York, a practice he has conducted since 1969. Dr. Kolker has been a director of the Company and its Treasurer since its inception.

    Salvatore J. Caravella, M.D., conducts a medical practice in pediatrics in Huntington, New York, a practice he has conducted since 1988. Dr. Caravella is also employed as a neonatologist at the Westchester County Medical Center, a position he has held since 1988. Dr. Caravella has been a director of the Company since its inception.

    Amy Koreen, M.D., is an assistant professor of psychiatry and a research psychiatrist at Long Island Jewish Medical Center/Albert Einstein College of Medicine, positions she has held since July 1993. She also conducts a medical practice in psychiatry in Huntington, New York, a practice she has conducted since 1994. Prior to that time, Dr. Koreen completed a fellowship in biological psychiatry and neuropsychopharmacology at Long Island Jewish Medical Center. Dr. Koreen has been a director of the Company since its inception.

    Ronald R. Perrone, M.D., conducts a medical practice in anesthesiology in Melville, New York, a practice he has conducted since 1989. Dr. Perrone has been a director of the Company since its inception.

    Bruce A. Seideman, M.D., conducts a medical practice in orthopedic surgery with Orthopaedic Associates of Manhasset in Manhasset, New York, a practice he has conducted since 1987. Dr. Seideman has been a director of the Company since its inception.

    Eli Anker, M.D., conducts a medical practice in general and vascular surgery with the Island Surgical and Vascular Group, P.C. in Islip Terrace, New York, a practice he has conducted since 1977. Dr. Anker has been a director of the Company since its inception.

    Jeffrey R. Ashkin, M.D., conducts a medical practice in gastroenterology in Bay Shore, New York, a practice he has conducted since 1976. Dr. Ashkin has been a director of the Company since its inception.

    Marion Bergman, M.D., conducts a medical practice in pulmonary diseases and internal medicine in Patchogue, New York, a practice she has conducted since 1981. Dr. Bergman has been a director of the Company since its inception.

    Charles A. Calabrese, M.D., conducts a medical practice in plastic surgery in Stony Brook, New York, a practice he has conducted since 1987. Dr. Calabrese has been a director of the Company since its inception.

    Anthony P. Caruso, M.D., conducts a medical practice in otolaryngology in Southampton, New York, a practice he has conducted since 1979. Dr. Caruso has been a director of the Company since its inception.

    Gregory Kalmar, D.D.S., conducts a practice in family and cosmetic dentistry in Huntington, New York, a practice he has conducted since 1974. From 1982, Dr. Kalmar has also been an attending dentist at Nassau County Medical Center; East Meadow, New York. Dr. Kalmar was elected to the Board in August 1996.

FOR A TERM ENDING WITH THE 1998 ANNUAL MEETING

                                                                                        YEAR FIRST
NAME                                                                       AGE       BECAME A DIRECTOR
---------------------------------------------------------------------      ---      -------------------
Lew E. Cibeu, M.D. ..................................................          63             1995
Martin B. Cohen, M.D. ...............................................          56             1995
Alan Dietzek, M.D. ..................................................          39             1995
Geri DiGiovanna, D.O. ...............................................          31             1995
Jeffrey M. Epstein, M.D. ............................................          44             1995
Franco Gallo, M.D. ..................................................          34             1995
Steven M. Goldberg, M.D. ............................................          41             1995
David T. Goldman, M.D. ..............................................          41             1995
Linda Harkavay, M.D. ................................................          41             1995
Robert A. Jason, M.D. ...............................................          38             1995
Martin P. Kaplan, M.D. ..............................................          48             1995
Joseph Tamburrino, D.P.M. ...........................................          50             1996

    Lew E. Cibeu, M.D., conducts a medical practice in pediatrics in Islip Terrace, New York, a practice he has conducted since 1962. Dr. Cibeu has been a director of the Company since April 1995.

    Martin B. Cohen, M.D., conducts a medical practice in pediatrics in Huntington, New York, a practice he has conducted since 1969. Dr. Cohen has been a director of the Company since April 1995.

    Alan Dietzek, M.D., conducts a medical practice in vascular surgery in Great Neck, New York, a practice he has conducted since 1993. Prior to that Dr. Dietzek conducted a medical practice in vascular surgery at North Shore University Hospital from July 1990 through May 1993. Dr. Dietzek has been a director of the Company since April 1995.

    Geri DiGiovanna, D.O., conducts a medical practice in family practice in Massapequa Park, New York, a practice she has conducted since 1993. Dr. DiGiovanni has been a director of the Company since April 1995.

    Jeffrey M. Epstein, M.D., conducts a medical practice in neurosurgery in West Islip, New York, a practice he has conducted since 1991. Dr. Epstein served as the Secretary of South Shore Neurologic Association from June 1988 to November 1991. Dr. Epstein has been a director of the Company since its inception.

    Franco Gallo, M.D., conducts a medical practice in gastroenterology and hepatology with Gastroenterology Associates of Suffolk, P.C., in Port Jefferson and Smithtown, New York, a practice he has conducted since July 1994. Dr. Gallo is also a clinical instructor in the Department of Medicine, Division of Gastroenterology and Hepatology at Stony Brook University Medical Center. Dr. Gallo has been a director of the Company since its inception.

    Steven M. Goldberg, M.D., conducts a medical practice in internal medicine and cardiology in Great Neck, New York, a practice he has conducted since 1990. Dr. Goldberg has been a director of the Company since April 1995.

    David T. Goldman, M.D., conducts an urgent care and primary care medical practice in Center Moriches, New York, a practice he has conducted since 1988. Dr. Goldman has been a director of the Company since its inception.

    David Grossman, M.D., conducts a medical practice in internal medicine with the Woodmere Medical Associates in Woodmere, New York, a practice he has conducted since July 1994. Prior to conducting his practice, Dr. Grossman was associated with the North Shore University Hospital, Manhasset, New York, where he was an intern and resident from July 1988 to June 1991 and received fellowship training from July 1992 to June 1994, and with the University Hospital, Stony Brook, New York, receiving fellowship training from July 1991 to June 1992. Dr. Grossman has been a director of the Company since its inception.

    Linda Harkavay, M.D., conducts a medical practice in radiology with, and serves as president of Sunrise Medical Imaging, P.C., in Valley Stream, New York, a practice she has conducted and a position she has held since 1992. Prior to conducting her practice at Sunrise Medical Imaging, P.C., Dr. Harkavay has been in the academic and private practice of radiology since 1985. Dr. Harkavay has been a director of the Company since its inception.

    Robert A. Jason, M.D., conducts a medical practice in gynecology in Great Neck, New York, a practice he has conducted since 1986. Dr. Jason has been a director of the Company since April 1995.

    Martin P. Kaplan, M.D., conducts a medical practice in pediatrics in Port Jefferson Station, New York, a practice he has conducted since 1978. Dr. Kaplan has been a director of the Company since April 1995.

    Joseph Tamburrino, D.P.M., conducts a practice in podiatric medicine in Westbury and Bayshore, New York, a practice he has conducted since 1974 and 1980, respectively. Dr. Tamburrino was elected to the Board in August 1996.

FOR A TERM ENDING WITH THE 1997 ANNUAL MEETING

                                                                                        YEAR FIRST
NAME                                                                       AGE       BECAME A DIRECTOR
---------------------------------------------------------------------      ---      -------------------
Steven Kobren, M.D. .................................................          36             1995
Michael Ladinsky, D.O. ..............................................          36             1995
Steven A. Napoli, M.D. ..............................................          41             1995
Andrew A. Pastewski, M.D. ...........................................          59             1995
Asvin M. Patel, M.D. ................................................          42             1995
Andrew J. Peters, M.D. ..............................................          61             1995
Reed Phillips, M.D. .................................................          48             1995
Lynn Pierri, D.D.S., M.S. ...........................................          41             1995
Rosario Romano, M.D. ................................................          48             1995
Robert Sarnataro, M.D. ..............................................          42             1995
Jitendra Shah, M.D. .................................................          50             1995
William E. Shuell, M.D. .............................................          45             1995
Gary Wohlberg, M.D. .................................................          41             1995
Anthony DiBlanda, D.C. ..............................................          32             1996

    Steven Kobren, M.D., conducts a medical practice in internal medicine in Great Neck, New York, a practice he has conducted since 1989. Dr. Kobren has been a director of the Company since April 1995.

    Michael Ladinsky, D.O., conducts a medical practice in family practice in East Islip, New York, a practice he has conducted since 1988. Dr. Ladinsky has been a director of the Company since April 1995.

    Steven A. Napoli, M.D., conducts a medical practice in ophthalmology in Port Jefferson, New York, a practice he has conducted since 1987. Dr. Napoli has been a director of the Company since its inception.

    Andrew A. Pastewski, M.D., conducts a medical practice in general surgery in Patchogue, New York, a practice he has conducted since 1973. Dr. Pastewski has been a director of the Company since its inception.

    Asvin M. Patel, M.D., conducts a medical practice in family practice in Hicksville, New York, a practice he has conducted since 1986. Dr. Patel has been a director of the Company since April 1995.

    Andrew J. Peters, M.D., conducts a medical practice in internal medicine in Rockville Centre, New York, a practice he has conducted since 1966. Dr. Peters has been a director of the Company since its inception.

    Reed Phillips, M.D., conducts a medical practice in oncology in Glen Head, New York, a practice he has conducted since 1980. Dr. Phillips has been a director of the Company since its inception.

    Lynn S. Pierri, D.D.S., M.S., conducts a dental practice in oral and maxillofacial surgery in Smithtown, New York, a practice she has conducted since 1986. Dr. Pierri has been a director of the Company since April 1995.

    Rosario Romano, M.D., conducts a medical practice in internal medicine in Port Jefferson, New York, a practice he has conducted since 1985. Dr. Romano has been a director of the Company since its inception.

    Robert Sarnataro, M.D., conducts a medical practice in internal medicine in Flushing, New York, a practice he has conducted since 1985. Dr. Sarnataro has been a director of the Company since April 1995.

    Jitendra Shah, M.D., conducts a medical practice in family medicine in Patchogue, New York, a practice he has conducted since 1980. Dr. Shah has been a director of the Company since April 1995.

    William E. Shuell, M.D., conducts a medical practice in obstetrics/gynecology in Southampton, New York, a practice he has conducted since 1989. Dr. Shuell has been a director of the Company since its inception.

    Gary Wohlberg, M.D., conducts a medical practice in pulmonology medicine in Bay Shore, New York, a practice he has conducted since 1986. Dr. Wohlberg has been a director of the Company since its inception.

    Anthony DiBlanda, D.C., conducts a multispecialty practice in musculo-skeletal medicine in Nesconset, New York, a practice he has conducted since 1991. Dr. DiBlanda has been a director of the Company since 1996.

MEETINGS, COMMITTEES, DIRECTORS' FEES

    The Company's Board of Directors held 12 meetings during the year ended December 31, 1995. From time to time, the members of the Board of Directors and its Committees also act by unanimous consent pursuant to the laws of the State of New York. Each director attended more than 75% of the aggregate number of meetings of the Board of Directors and Committees on which he or she served during the fiscal year ended December 31, 1995 ("Fiscal 1995").

    The Board of Directors has a standing Nominating Committee. The Nominating Committee consists of six members: Jeffrey Ashkin, M.D., Marion Bergman, M.D., David Goldman, M.D., Andrew Peters, M.D., Bruce Seideman, M.D. and David J. Weissberg, M.D. The purpose of the committee is to nominate members for the Board of Directors and its committees.

    During Fiscal 1995, Paul Kolker, M.D., Charles A. Calabrese, M.D., Michael Ladinsky, M.D., Andrew A. Pastewski, M.D., Ronald R. Perrone, M.D., Jeffrey Ashkin, M.D., Steven Kobren, M.D. and Franco Gallo, M.D. served as members of the Selection Committee which was responsible for selecting a full time Medical Director for the Company's subsidiary, MDNY Healthcare, Inc. ("MDNY"). Upon completion of this task, the Committee was disbanded.

    The Company does not have a Compensation Committee or an Audit Committee. The Company did not pay any cash compensation to its directors or officers in Fiscal 1995. The Company intends to pay each director a fee equal to $200 per meeting attended for serving as a director.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of the holders of a plurality of the aggregate issued and outstanding shares of Class A Common Stock entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, is required to elect each director.

   THE BOARD OF DIRECTORS DEEMS THE ELECTION OF EACH OF THE BOARD'S NOMINEES
        TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS
        AND RECOMMENDS A VOTE "<*>FOR</*>" THE ELECTION OF EACH NOMINEE.

                                     ITEM 2

           PROPOSAL TO APPROVE AMENDMENTS TO THE COMPANY'S BY-LAWS TO
              PERMIT THE EXCHANGE OF CLASS B COMMON STOCK HELD BY
            CERTAIN SHAREHOLDERS WHO DO NOT OWN CLASS A COMMON STOCK
          FOR CLASS A COMMON STOCK AND TO PERMIT CERTAIN PRACTITIONERS
                  TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS

    The Company's By-Laws currently provide that shares of Class A Common Stock can only be issued to health care providers who are doctors of medicine and who are then members of an independent practice association that is a subsidiary of the Company ("IPA"). The By-Laws also provide that only holders of Class A Common Stock can be members of the Board of Directors. Shares of Class B Common Stock can be issued to other health care providers. The Board of Directors has determined that in order to encourage greater participation in the Company on the part of psychologists, general dentists, specialty dentists (with the exception of oral and maxillofacial surgeons), podiatrists and chiropractors who currently are not permitted to own Class A Common Stock but who are members of an IPA, the By-Laws should be amended to allow such practitioners to own one share of Class A Common Stock; but to provide that such practitioners cannot, as a group, hold more than 20% of the seats on the Company's Board of Directors. If such amendments are approved, the Company intends to offer each such Class B shareholder the opportunity to exchange one share of Class B Common Stock he or she holds for one share of Class A Common Stock. There are a total of 483 shares of Class B Common Stock to be exchanged for 483 shares of Class A Common Stock. These exchanges would be effected prior to the transactions described in Item 3. As a result of this exchange, the voting rights of present holders of the Company's Class A Common Stock will be diluted.

    Accordingly, the Board of Directors has proposed, subject to approval by the holders of Class A Common Stock, amendments to the By-Laws which permit the exchange of Class B Common Stock held by certain shareholders for Class A Common Stock and which limit to not more than 20% of the entire Board of Directors the number of seats on the Board of Directors that may be held by practitioners who are not doctors of medicine.


    Annexed to this Proxy Statement as Exhibit A is Section 1 of Article III and
Section 1 of Article IV of the By-Laws as proposed to be amended. In addition, the Company's Board of Directors has proposed that Article VI, Section 4 of the By-Laws be amended by deleting the introductory paragraph and subsection (a) thereof to eliminate qualifications for share ownership. Annexed to this Proxy Statement as Exhibit B is Section 4 of Article VI of the By-Laws as proposed to be amended.


VOTE REQUIRED FOR APPROVAL

    The affirmative vote of holders of two-thirds (2/3) of the issued and outstanding shares of Class A Common Stock entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, will be required to approve the amendments to the Company's By-Laws as proposed by the Company's Board of Directors.

         THE BOARD OF DIRECTORS DEEMS THE PROPOSAL CONTAINED IN ITEM 2
        TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS
              AND RECOMMENDS A VOTE "<*>FOR</*>" APPROVAL THEREOF

                                     ITEM 3

                PROPOSAL TO APPROVE A PROPOSED RESTRUCTURING AND
              RECAPITALIZATION OF THE COMPANY AND MDNY HEALTHCARE,
              INC. PURSUANT TO AN AGREEMENT AND PLAN OF MERGER AND AMENDMENTS TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS

BACKGROUND AND REASONS FOR THE AGREEMENT AND PLAN OF MERGER


    The Company presently owns all of the shares of Class A common stock of MDNY Healthcare, Inc. ("MDNY"), a health maintenance organization licensed to provide health care services in the Long Island service area. The Catholic Healthcare Network of Long Island, Inc., a New York not-for-profit corporation ("CHNLI"), owns all of the shares of Class B common stock of MDNY. Until November 13, 1996, the Company also owned all of the shares of common stock of three Independent Practice Associations ("IPAs") which have service contracts with MDNY as well as certain other investments. On that date the Company exchanged its shares in the IPAs, its other investments and certain other assets for all of the voting and non-voting membership interests of LIPH, LLC, a newly-formed New York limited liability company and declared a distribution of the voting and non-voting membership interests in LIPH, LLC to the shareholders of the Company (the "LIPH Restructuring"). The transfer restrictions upon the Company's Common Stock and the Company's rights of repurchase with respect to outstanding shares of the Company's Common Stock also apply to the membership interests in LIPH, LLC pursuant to the LIPH, LLC Operating Agreement. As a result of the LIPH Restructuring, the only assets remaining with LIPH as of November 13, 1996 were its interest in MDNY common stock, its cash and certain prepaid expenses. Immediately prior to the Merger of LIPH into MDNY Holdings, LLC as described below, the Company's remaining cash and prepaid expenses, less a reserve for any contingent liabilities will be transferred to LIPH, LLC as part of the LIPH Restructuring. In addition, LIPH, LLC agreed to grant options to holders of outstanding options to acquire shares of the Company's common stock. Such option holders will receive options to acquire non-voting membership interests in LIPH, LLC. The total exercise price of the original options will be allocated between those options and the new LIPH, LLC options in the same proportions that the cost of the LIPH assets distributed to LIPH, LLC bears to the cost of the assets retained by LIPH.


    MDNY is seeking to expand its financial and service resources and to expand its service area by offering equity interests to health care providers and hospitals in other areas of New York State who will also organize IPAs or other entities which will contract with MDNY for the provision of medical and hospital services to MDNY's enrollees. In addition, MDNY's Board of Directors has determined that MDNY's purposes can be best served if it can make available to its potential subscribers certain ancillary services, such as indemnity insurance which, by law, it cannot offer either directly or through a subsidiary, but which can be offered by an entity that is under common ownership with MDNY. Consequently, MDNY, the Company and CHNLI have agreed that the equity interests in MDNY should be owned by MDNY Holdings, LLC, a newly-formed New York limited liability company ("Holdings"), which has been organized for this purpose. The principal executive offices of Holdings will be located at 275 Broadhollow Road, Melville, New York 11747 ((516) 454-1900). CHNLI and all future investors would own interests in Holdings rather than MDNY and the shareholders of the Company will hold interests in Holdings directly rather than through their interests in the Company (the "MDNY Restructuring"). The transfer restrictions upon the Company's Common Stock and the Company's rights of repurchase with respect to outstanding shares of the Company's Common Stock will also apply to the membership interests in Holdings pursuant to the Holdings Operating Agreement and will be substantially the same as those that are or will become applicable with respect to the LIPH, LLC membership interests.

    To accomplish the MDNY Restructuring: (i) immediately prior to the merger, CHNLI will exchange its 336 shares of MDNY Class B voting common stock for newly-created Class C voting Common Stock of the Company and Class B Common Stock of the Company in proportions which will preserve the relative voting rights of CHNLI and the Company in MDNY that existed prior to the MDNY Restructuring and (ii) the Company will be merged (in a two-step transaction described below) into Holdings, as a result of which the shareholders of the Company, including CHNLI, will receive voting and non-voting interests in Holdings in the same proportion as their ownership of shares of Class A, Class B and Class C Common Stock of the Company immediately prior to the MDNY Restructuring. The Class C Common Stock will have a par value of $.001 per share and the same rights as the Class B Common Stock. Of the 2,500,000 shares of Class C Common Stock to be authorized for issuance by the amended Certificate of Incorporation, 763 shares of the Class C Common Stock and 1,488 shares of the Class B Common Stock will be issued to CHNLI in order to reflect the relative equity and voting interests of CHNLI and the Company in MDNY. Due to the fact that the exchange is to occur simultaneously with the merger of the Company into Holdings, there will be no significant effect on the existing shareholders of the Company as a result of the issuance of the Class C Common Stock. The distribution of Holdings Interests to the Company's shareholders and CHNLI will be effected pursuant to an exemption from the registration requirements of the Securities Act for intrastate offerings. An intrastate prospectus with respect to the distribution of Holdings Interests will be filed with the New York State Attorney General's Office.



    Upon completion of the MDNY Restructuring as contemplated, the ownership structure of MDNY would be represented as follows:


                                [CHART]

THE AGREEMENT AND PLAN OF MERGER AND AMENDMENTS TO
  THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS


    Shareholders of the Company are being asked to approve an Agreement and Plan of Merger (the "Plan") among the Company, Holdings and a newly-formed Delaware corporation ("MergerCo") that is a wholly-owned subsidiary of Holdings organized solely for the purpose of effectuating the MDNY Restructuring. Pursuant to the Plan, and as part of a single transaction, the Company will be merged into MergerCo and MergerCo will then be merged into Holdings (the "Merger"). Pursuant to the MDNY Restructuring, the shareholders of the Company, including CHNLI, will become entitled to receive Class A, Class B-1 and Class C-1 membership interests in Holdings in amounts equivalent to the shares of Class A, Class B and Class C Common Stock of the Company owned by them. The resolution which will be proposed at the Meeting will include (i) approval of the Plan, (ii) approval of an amendment to the Company's Certificate of Incorporation to authorize the creation of new Class C Common Stock, and (iii) approval of an amendment to
Section 1 of Article III of the By-Laws permitting CHNLI to be a shareholder of the Company.



    A copy of the Agreement and Plan of Merger among the Company, MergerCo and Holdings is attached as Exhibit C and Holdings' Amended and Restated Articles of Organization and Operating Agreement are attached to this Proxy Statement as Exhibits D-1 and D-2, respectively. The Form of Certificate of Amendment to the Company's Certificate of Incorporation authorizing the creation of Class C Common Stock is attached as Exhibit E and the proposed form of amended Article III, Section 1 of the By-Laws is attached hereto as Exhibit A.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    It is intended that the Merger be treated as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Company, Holdings and MergerCo be parties to the reorganization within the meaning of Section 368(b) of the Code. Thereby no gain or loss will be recognized by the Company's shareholders with respect to their receipt of Holdings Interests in exchange for their shares of the Company's Common Stock. A successful challenge to the status of the Merger as a tax free reorganization would result in a shareholder recognizing gain or loss with respect to each share of the Company's Common Stock surrendered equal to the difference between the shareholder's basis in such share and the fair market value, at the time of the Merger, of the Holdings Interests received in exchange therefor.

DESCRIPTION OF HOLDINGS

    Holdings' Articles of Organization and Operating Agreement provide for the issuance of an unlimited number of membership interests with such voting rights as shall be designated by Holdings' Board of Managers. Upon completion of the MDNY Restructuring, the Company's shareholders will own Holdings Class A Non-Voting Interests and Holdings Class B-1 Voting Interests and CHNLI will own Holdings Class A Non-Voting Interests and Holdings Class C-1 Voting Interests. The Holdings Operating Agreement permits individual health care providers to own only one voting membership interest in Holdings but to invest in additional non-voting interests in Holdings. Holdings intends to issue Class B Voting Interests in sequentially numbered series to groups of health care providers who desire to own more than one Interest in Holdings. In accepting investments from Hospital Entities, Holdings intends to allocate voting Holdings Interests (which will be denominated as Class C Voting Interests in sequentially numbered series) and Class A Non-Voting Interests to such investors in a manner that will be determined by reference to the number and/or value of voting and non-voting interests in Holdings sold to health care providers in transactions deemed appropriate for such purpose, subject to the limitation that the Holdings Operating Agreement does not permit Holdings to issue voting Holdings Interests to Hospital Entities equal to more than 33-1/3% of the total number of outstanding voting Holdings Interests (i.e., no more than 50% of the outstanding voting Holdings Interests held by health care providers).

DESCRIPTION OF GOVERNANCE OF HOLDINGS AND MDNY

    HOLDINGS

    The Board of Managers of Holdings (the "Holdings Board") is responsible for the management of Holdings, its assets and the disposition thereof, and is responsible for the general policies of Holdings and the general supervision of the activities conducted by Holdings' officers, agents, employees, advisors or independent contractors as may be necessary in the course of Holdings' business. Generally, actions to be taken by the Holdings Board will require approval of a majority of the managers present at any meeting at which there is a quorum, except with respect to the election of the Board of Directors of MDNY (the "MDNY Board"), and as otherwise specified in the Holdings Operating Agreement or by the New York Limited Liability Company Law (the "LLC Law").

    The initial Holdings Board will consist of twenty-nine (29) seats and will be comprised of the present fourteen (14) practitioner members and hospital representative members of the MDNY Board with fifteen (15) vacancies. Of the fourteen initial members, four (4) ("Hospital Managers") will be representatives of entities that own, operate or promote the interests of hospitals that are under contract to provide hospital services to MDNY's enrollees ("Hospital Entities"), and ten (10) individuals ("Practitioner Managers") will be designees of health care providers, groups of health care providers, entities owned by health care providers, independent practice associations or entities that own, directly or indirectly, any such groups or independent practice associations under contract with MDNY ("Practitioner Entities"). Commencing with the Annual Meeting of Members of Holdings in 1997 (the "1997 Meeting") and subsequent thereto, the

Holdings Board will consist of twenty-nine (29) persons, eight (8) of whom will be Hospital Managers; provided, however, that if after notice to Holdings, Hospital Entities cease to own or be contractually committed to acquire an aggregate of not less than 10% of the outstanding equity interests in Holdings and the Hospital Entities fail to acquire sufficient additional equity interests in Holdings within one year thereafter so as to own or be contractually committed to acquire an aggregate of not less than 10% of the outstanding equity interests in Holdings (the "Hospital Minimum Ownership"), they will no longer be entitled to elect Hospital Managers. Of the Practitioner Managers, at least sixteen (16) must be primary care physicians or specialty care physicians other than psychiatrists ("Physician Practitioner Managers"). The remaining five (5) Practitioner Managers will, to the extent practicable, consist of one dentist, one psychiatrist, one psychologist, one podiatrist and one chiropractor.

    The Holdings Operating Agreement provides that prior to the 1997 Meeting, in the event Holdings issues additional series of Holdings Class B Interests to future investors that are providers who participate in an MDNY-affiliated IPA ("Participating Providers") and Holdings receives proceeds in excess of $1,000,000 from any one such sale of Holdings Class A Interests and Holdings Class B Interests, purchasers in such offering will be entitled to elect, voting as a separate class, that number of Practitioner Managers as shall bear, as near as possible, the same ratio to 10 as the total consideration paid for Holdings Interests purchased by such investors bears to the total consideration paid or contractually committed to be paid by the Company for its shares of MDNY common stock. Similarly, in the event that a Hospital Entity invests in Holdings prior to the 1997 Meeting, and Holdings' proceeds from such sale are in excess of $1,000,000, such Hospital Entity will be entitled to elect that number of Hospital Managers as shall bear, as near as possible, the same ratio to 4 as the total consideration paid for Holdings Interests purchased by such Hospital Entity bears to the total consideration paid or contractually committed to be paid by CHNLI for its shares of MDNY common stock.

    Commencing with the 1997 Meeting and each Annual Meeting thereafter, the Holdings Board will allocate the twenty-one (21) seats reserved for Practitioner Managers (including the sixteen (16) seats for Physician Practitioner Managers) among each series of Holdings Class B Interests whose holders are associated with a Designating Practitioner Entity, in proportion, as near as possible, to the total dollar amount of the consideration paid or contractually committed to be paid for Holdings Interests purchased by the owners of all such series, and each series of Holdings Class B Interests shall be entitled to elect, by separate vote, their allocated number of Practitioner Managers, except that the holders of Holdings Class B-1 Interests will in no event be allocated less than two Physician Practitioner Managers and in no event will the holders of any series of Class B Interests for whom a Practitioner Entity has qualified as a "Designating Practitioner Entity" be allocated less than one Practitioner Manager. Similarly, the eight (8) seats reserved for Hospital Managers shall be allocated among and elected by each series of Holdings Class C Interests, except that the holder of the Holdings Class C-1 Interests (CHNLI) will be entitled to elect at least two Hospital Managers and in no event will the holders of Class C Interests for whom a Hospital Entity has qualified as a "Designating Hospital Entity" be allocated less than one Hospital Manager.

    With the exception of those matters set forth below, and except as provided in the LLC Law or in the Holdings Operating Agreement, the vote of the majority of the managers present at any meeting at which there is a quorum, voting together, is required for Board action. A majority of the total number of managers will constitute a quorum for the transaction of business. The following matters require the affirmative vote of the majority of the entire Holdings Board, and, by separate vote, the majority of the Practitioner Managers and, while Hospital Entities maintain the Hospital Minimum Ownership in Holdings, the majority of the Hospital Managers:

    - The dissolution, merger or consolidation of Holdings, or the sale, lease, exchange or other disposition of all or substantially all of the assets of Holdings (each a "Fundamental Change");

    - A change in the Holdings Operating Agreement;

    - The sale of any shares of MDNY Common Stock owned by Holdings;

    - The establishment by Holdings of a new line of business other than the operation of an insurance company, or the establishment of any subsidiary (corporate or other) of Holdings whose Board of Directors (or similar managing body) does not reflect the same proportion of Practitioner Managers (or their designees) and Hospital Managers (or their designees) as the Board of Managers of Holdings;

    - The issuance of additional Holdings Interests; except that (x) Hospital Entities may, without Board approval, purchase, at unit prices comparable to those paid by other members, Holdings Interests in order to maintain or restore the Hospital Minimum Ownership in Holdings required to preserve the rights and preferences of Holdings Class C Interests; (y) except that the issuance and sale of additional Holdings Class B Interests to Participating Providers solely in connection with a proposed expansion of the service area of MDNY (which expansion has been approved by the Board of Directors of MDNY) may be approved solely by the affirmative vote of at least a majority of the Practitioner Managers, and that the issuance and sale of additional Holdings Class C Interests to Hospital Entities solely in connection with a proposed expansion of the service area of MDNY (which expansion has been approved by the Board of Directors of MDNY) may be approved solely by the affirmative vote of at least a majority of the Hospital Managers; and (z) provided, however, that if, in either case, such sales are made to persons or entities whose practice or hospital is in a geographic area in which MDNY has already contracted for the provision of medical services or hospital facilities, then a vote of the majority of the entire Board and a separate vote of the Practitioner Managers practicing in such geographic area or Hospital Managers who are designated by the Hospital Entity where affiliated hospital(s) are located in such geographic area will be required;

    - Holdings making any commitment of funds or assets, including, but not limited to, entering into any agreement, or borrowing or making other financial arrangements, with a value in excess of $1,000,000 (a "Major Commitment");

    - The determination of the amount of any dividends received from MDNY which shall be distributed to the Holdings members, which distribution shall be PRO RATA in accordance with their Membership Interests; and

    - Action which would result in any subsidiary of Holdings having, from the total number of its directors or managers appointed by Holdings, a number of Health Care Providers and representatives of Hospital Entities disproportionate to the numbers of such persons then serving as managers of Holdings.

    The requirement of a supermajority vote of the Board for approval of a Fundamental Change or certain other events enumerated above may have the effect of delaying, deferring or preventing a change in control of Holdings. In addition, the Holdings Operating Agreement provides that with respect to a certain provision of MDNY's By-Laws relating to ethical principles, that the vote of the majority of CHNLI's representatives on the Holdings Board is required to approve any change or amendment to such provision. Also, the Holdings Board has authority to amend the Holdings Operating Agreement, except that any change in the Holdings Operating Agreement which would alter the rights or privileges of the holders of any Class or series of any Class of Membership Interests must be approved by a majority of the Managers who own such Class or series.

    The Holdings Operating Agreement provides that in the event the Hospital Entities fail to maintain the Hospital Minimum Ownership in Holdings, they will lose their right to elect any Hospital Managers to the Holdings Board and Hospital Directors to the MDNY Board and their super majority voting rights on both the Holdings Board and MDNY Board, but that CHNLI will retain the right to prevent any change in the provision in MDNY's By-Laws relating to ethical principles so long as CHNLI owns any Holdings Interests.

    MDNY

    MDNY's By-Laws presently provide that the MDNY Board will consist of eighteen (18) members, comprised of the following: (i) ten (10) members elected by the holders of the MDNY Class A common stock, four (4) of whom shall be primary care physicians, four (4) of whom shall be specialty care physicians, one (1) of whom shall be a dental health care provider, and one (1) of whom shall be a behavioral health care provider; (ii) four (4) members elected by the holders of the MDNY Class B common stock; and (iii) four (4) four members elected by the holders of both the MDNY Class A common stock and the MDNY Class B common stock, voting together, all of whom, within one year of the date MDNY was licensed as an HMO, shall be representatives of MDNY's enrollees.

    If the MDNY Restructuring is effectuated, MDNY's By-Laws and Certificate of Incorporation will be amended to change the composition of the MDNY Board. The new MDNY Board will consist of eighteen (18) members. Four (4) of the Board members must be representatives of MDNY enrollees, eight (8) will be Physician Practitioner Managers of Holdings, two (2) will be other health care providers who are Practitioner Managers of Holdings (together with the Physician Practitioner Managers, the "Practitioner Directors"), and four (4) will be Hospital Managers of Holdings (the "Hospital Directors").

    With the exception of the representatives of MDNY enrollees, directors of MDNY must also be members of the Holdings Board. The Holdings Operating Agreement provides that the Holdings Board will elect from among the Holdings managers those persons to serve as directors of MDNY for terms coextensive with their terms as managers of Holdings. The Practitioner Directors will be elected by the majority vote of the Practitioner Managers. The Hospital Directors will be elected by the majority vote of the Hospital Managers.

    With the exception of certain matters set forth below, action by the MDNY Board will be taken upon the majority vote of the MDNY directors present at a meeting at which a quorum is present. A majority of the total number of directors will constitute a quorum for the transaction of business. With respect to the matters listed below, an affirmative vote of a majority of all the MDNY directors, and the majority of all the Practitioner Directors and while Hospital Entities maintain the Hospital Minimum Ownership, the majority of the Hospital Directors, voting separately, is necessary:

    - A Fundamental Change of MDNY;

    - The establishment, modification or change to the risk-sharing methodology for funding hospital risk pools, including the percentage of medical expenses allocated to hospital risk pools and the nature of items charged against hospital risk pools;

    - Selection, inclusion or termination of hospitals which are participating providers with MDNY or with an IPA under contract to MDNY;

    - A Major Commitment by MDNY;

    - The issuance of additional shares of MDNY Common Stock, except to Holdings;

    - The establishment by MDNY of a new line of business other than the HMO, or the establishment of any subsidiary (corporate or other) of MDNY whose Board of Directors (or similar governing body) does not reflect the same proportion of Practitioner Directors (or their designees) and Hospital Directors (or their designees) as the MDNY Board;

    - A change in MDNY's Certificate of Incorporation; and

    - A change in MDNY's By-Laws affecting or relating to the purpose of MDNY or the selection, term, termination and qualifications of individuals comprising the MDNY Board or any committee thereof, provided that, any change to the section of MDNY's By-Laws that provides that "MDNY shall not offer medical services that are morally objectionable to the Diocese of Rockville Centre as part of its basic benefit plan" shall require the affirmative vote of a majority of those MDNY directors that are affiliated with CHNLI.


    In addition, MDNY's Certificate of Incorporation provides that in the event any of the foregoing matters would adversely affect MDNY's providers or participants in a particular geographic subdivision recognized by the NYS Department of Health in its determination of MDNY's service area, the affirmative vote of Practitioner Directors or Hospital Directors must include the votes of a majority of such directors who are associated with the Practitioner Entity or Hospital Entity whose associated practitioners or hospitals operate in such subdivision. For the purposes of this provision, a matter would be deemed to "adversely affect" a geographic subdivision if the matter involved a policy, financial arrangement or other determination that would, on its face, treat, affect, or otherwise apply to a geographic subdivision in a different way such that the providers or participants in such geographic subdivision were materially disadvantaged thereby.


    The MDNY Board, by resolution adopted by a majority of such Board, shall, subject to the Hospital Entities maintaining the Minimum Hospital Ownership in Holdings, designate from among its members: (i) a Finance Committee of such Board, which shall be comprised of three (3) Practitioner Directors and three
(3) Hospital Directors; (ii) a Hospital Selection Committee which shall be comprised of three (3) Practitioner Directors and three (3) Hospital Directors;
(iii) a Medical Delivery Committee, which shall be comprised of four (4) Hospital Directors and eight (8) Practitioner Directors; (iv) a Customer Satisfaction Committee, which shall be comprised of two (2) Practitioner Directors and four (4) administrative staff representatives of MDNY; and (v) a Marketing and Product Development Committee which shall be comprised of four (4) Practitioner Directors and two (2) Hospital Directors.


    With the exception of the Finance Committee, each of the foregoing committees of the MDNY Board shall act solely in an advisory capacity with respect to the Board of Directors. The Finance Committee, in addition to any other powers granted to it by resolution of the MDNY Board, shall be vested with the authority to (i) review and recommend approval of MDNY's budget to the MDNY Board, (ii) report on the financial condition of MDNY to the MDNY Board, (iii) establish cash management policy and assure maintenance of adequate reserves for MDNY, (iv) review rate filing submissions by MDNY, and (v) review and approve any dividend to be paid by MDNY to the Company.


DESCRIPTION OF THE HOLDINGS MEMBERSHIP INTERESTS

    Holdings is a limited liability company formed under and governed by the LLC Law. Holdings is issuing three classes of membership interests (the "Holdings Interests"): Class A Interests, Class B Interests and Class C Interests. No specific number of each such class of Interests is authorized because such specific determination is not required in the limited liability company structure, and, thus, Holdings is not restricted in the amount of additional Interests it could issue in the future, except that only providers participating in an IPA or an IPA, itself, may purchase additional Class B Interests in Holdings. Except as set forth above with respect to voting, Holdings Class A, Class B and Class C Interests have identical rights and benefits.

    No member of Holdings is permitted to own more than one Class B Interest, but there is no limitation upon the number of Class A Interests which a member may own, subject to availability and the discretion of the Holdings Board. The Holdings Class B and Class C Interests entitle the holder thereof to vote on all matters to be voted on by members of the Company. The Class A Interests do not entitle their holders to voting rights, except as may be provided by the LLC Law or the Holdings Operating Agreement. As a result of the restriction placed on the ownership of Class B Interests, all members of Holdings owning Class B Interests will have equal voting rights on matters requiring action by members of a limited liability company under the LLC Law or which the managers may determine to submit to the members, regardless of the total investment in the Company made by an individual member. The requirement in the Holdings Operating Agreement that certain events including a "Fundamental Change" in Holdings be approved by a supermajority vote of the Board, may have the effect of delaying, deferring or preventing a change in control of Holdings.


    All outstanding Class A Interests, Class B Interests and Class C Interests will be entitled to receive PRO RATA distributions, if any, as may be declared by the Holdings Board in its discretion out of funds legally available therefor. Upon liquidation of Holdings, holders of Class A, Class B and Class C Interests are entitled to share PRO RATA in any distribution of Holdings' assets. There are no preemptive rights attached to any class of Holdings' Interests.


    There are presently two offerings of Holdings Interests in progress to health care providers practicing in Queens County and the Hudson Valley region of New York. The securities to be issued in both offerings consist of a combination of Holdings Interests and limited liability company membership interests of regional holding companies that own independent practice associations.


RESTRICTIONS ON TRANSFER OF HOLDINGS INTERESTS

    The Holdings Operating Agreement and the Operating Agreement of LIPH, LLC are designed to continue, in substantially similar form, the transfer restrictions currently imposed on the Company's shareholders. The restrictions on transfer of LIPH, LLC Interests differ from those imposed on the Holdings Interests in that the LIPH, LLC Board must consent to transfers of LIPH, LLC Interests, whereas the Holdings Operating Agreement does not generally require such consent.

    The Holdings Operating Agreement provides that in the event a member dies, the decedent's estate shall have two years from the date of death within which to sell such decedent's medical practice. Once the estate has secured a purchaser for the practice, such purchaser shall have the right to join an appropriate IPA (after satisfying the then-existing qualifications and receiving the approval of the Credentialing Committee of that IPA) and purchase the estate's Interests in Holdings.


    If, after the passage of two years, the estate has been unable to find a purchaser, or, if during the two-year period the estate finds a purchaser who either does not qualify for participation in the appropriate IPA or does not want to participate in the appropriate IPA, Holdings shall have the right, but not the obligation, to purchase the estate's Interests in Holdings. This right to purchase may be exercised in whole or in part. The purchase price for each of the Interests that Holdings may elect to purchase shall be equal to the value of such Interests determined by Holdings' independent certified public accountants or an independent consultant appointed by Holdings at the end of the most recent fiscal year completed prior to the date of the estate's offer to sell. In the event Holdings chooses not to purchase any or all of the estate's Interests, the estate may offer the Interests to a member of an IPA. In such event, however, each Holdings Class B Interest shall be automatically converted into non-voting Class A Interests to maintain the one member-one vote structure. An estate of a member who was a member of a Participating Practice may sell the Interests to the other members of the Participating Practice who are members of an IPA; provided, however, that if any such person becomes the owner of more than one Class B Interest, such excess will be converted to non-voting Class A Interests.



    The Holdings Operating Agreement also provides that in the event a health care provider's relationship with an IPA is involuntarily terminated by the IPA, Holdings shall have the right, but not the obligation, to purchase such health care provider's Interests. This right to purchase the Interests may be exercised in whole or in part. The purchase price for each of the Interests that Holdings may elect to purchase shall be equal to the value of such Interests determined by Holdings' independent certified public accountants or an independent consultant appointed by Holdings at the end of the most recent fiscal year completed prior to the date of the member's offer to sell. In the event Holdings chooses not to purchase any or all of such Interests, the health care provider may offer the Interests to another member of an IPA.

In such event, however, any Class B Interest sold shall be automatically converted into one Class A Interest to maintain the one member-one vote structure.

    The Holdings Operating Agreement also provides that in the event a health care provider retires, becomes disabled, sells his medical practice or otherwise voluntarily terminates his provider relationship with the applicable IPA, such health care provider has three options with respect to his Interests. The health care provider can either: (i) request that his Class B Interest be exchanged for a Class A Interest, in which case he will be entitled to continue to hold all of his Interests, or (ii) sell the Interests owned by him to a member of an IPA who is already a member of Holdings, provided that his Class B Interest be automatically converted into a Class A Interest, or (iii) within two years from the date of his voluntary termination sell his practice or his interest in a group practice and his Holdings Interests to a member of an IPA or to a non-participating provider, subject to his becoming a member of an IPA. In the event such purchaser already is a member of an IPA, any Class B Interest sold shall be automatically converted into one Class A Interest. In addition, subject to obtaining the consent of the governing body of the respective regional holding company of an IPA (E.G., the Board of Managers of LIPH), which consent may be withheld for any or no reason, the health care provider may sell his Holdings Interests to a health care provider who is not a member of Holdings, provided that such health care provider satisfies the credentialing criteria established by MDNY and the appropriate IPA and provided further that such member's Class B Interest shall convert into a Class A Interest unless and until the purchasing health care provider becomes a member of Holdings.

    Neither Holdings nor LIPH, LLC is obligated to repurchase any member's Interests. The purchase price of Interests that LIPH, LLC or Holdings elects to purchase, if any, shall be equal to the fair market value determined by the respective Board of Managers of LIPH, LLC and Holdings at the end of the most recent fiscal year completed prior to the date of the member's offer to Holdings. Additionally, a member may not be able to find a purchaser for his Interests if a circumstance arises in which the member is permitted, under the Holdings and LIPH, LLC Operating Agreements, to sell his Interests and any such transfer of LIPH, LLC Interests must be approved by the LIPH, LLC Board, which consent may be unreasonably withheld.

TAX CHARACTERISTICS OF A LIMITED LIABILITY COMPANY TAXABLE AS A SUBCHAPTER C
  CORPORATION

    Holdings was formed as a New York limited liability company, however, it will be treated as a Subchapter C corporation for Federal tax purposes. As such, any items of income, gain, loss, deduction and credit would be reflected on Holdings' tax return rather than being passed on to its members, and Holdings' net income, if any, would be taxed on the entity level at corporate tax rates. In addition, any distribution made by Holdings to its members will be treated as either taxable dividend income, a nontaxable return of capital or taxable capital gain. The Company is subject to the identical treatment for Federal tax purposes.

COMPARISON OF CERTAIN CHARACTERISTICS OF A NEW YORK
  CORPORATION AND A NEW YORK LIMITED LIABILITY COMPANY


    Upon consummation of the MDNY Restructuring, the shareholders of the Company will become members of Holdings, a newly-formed New York limited liability company taxable as a corporation. The following is a summary of certain differences between the provisions of the New York Business Corporation Law governing corporations (the "BCL") and the LLC Law and the relevant sections of the Company's governing documents or the Holdings Operating Agreement where those documents supersede the BCL or LLC Law. This summary does not purport to be complete and reference is made to the Company's Certificate of Incorporation and By-Laws and the Holdings Operating Agreement. Generally, the BCL dictates the management structure and operation of a corporation. The LLC Law permits greater flexibility in the conduct of a company's affairs in that in many instances it defers to the operating agreement which can vary the statutory requirements.

    CAPITALIZATION.

    The Company's Certificate of Incorporation authorizes the issuance of 12,500,000 shares of Common Stock consisting of 2,500,000 shares of the Class A Common Stock and 10,000,000 shares of the Class B Common Stock. A change in the number of authorized shares would require an amendment to the Company's Certificate of Incorporation and shareholder approval. The Company's Certificate of Incorporation and By-Laws and the BCL describe the rights attributed to such shares.

    Under the LLC Law, there is no requirement that a company set forth the number and type of interests it is authorized to issue. Therefore, there is no restriction on the number of membership interests Holdings may issue or on the characteristics and relative rights of such interests, except as may be provided in the Holdings Operating Agreement.

    PREEMPTIVE RIGHTS.

    Generally, the BCL provides holders of the Company's Common Stock with the preemptive right to subscribe for any new or increased shares of the Common Stock issued by the Board of Directors unless such rights are specifically excluded in the Company's Certificate of Incorporation. The Holdings Operating Agreement specifically denies Holdings members any preemptive rights.

    APPRAISAL RIGHTS.

    The BCL provides that, upon compliance with the applicable requirements and procedures, a dissenting shareholder has the right to receive the fair value of his or her shares if he or she objects to: (i) certain mergers, (ii) a consolidation, (iii) a disposition of assets requiring shareholder approval or
(iv) certain amendments to the Certificate of Incorporation which adversely affect the rights of such shareholder.

    Neither the LLC Law nor the Holdings Operating Agreement provide a dissenting member with appraisal rights. Although the Holdings Operating Agreement permits a member to withdraw from Holdings, Holdings has the right but not the obligation to purchase that member's Holdings Interests. In fact, the sale of a member's interests in Holdings is subject to transfer restrictions, that, for the most part, have been carried over from the Company's By-Laws.

    RIGHTS AND OPTIONS.

    The BCL requires shareholder approval of any plan pursuant to which rights or options are to be granted to directors, officers or employees. Neither the LLC Law nor the Holdings Operating Agreement require member approval of such plans, although various other relevant legal considerations such as those contained in the Internal Revenue Code and Securities Exchange Act of 1934, as amended (the "Exchange Act"), may make shareholder approval of certain rights or option plans necessary or desirable.

    REMOVAL OF DIRECTORS AND MANAGERS.

    The Company's By-Laws permit the removal of a member of the Board of Directors (i) with or without cause by a vote of the majority of shareholders eligible to vote or (ii) with cause by a two-thirds (2/3) vote of the Board of Directors. A Board member is automatically removed in the event he is no longer a shareholder of the Company.

    The Holdings Operating Agreement provides that a member of the Board of Managers may be removed for cause by the vote of a majority of the voting Holdings Interests. Any or all of the managers may be removed without cause solely by action of the holders of a majority of the series of Class B Interests or Class C Interests associated with the practitioner entity or hospital entity which nominated such manager; provided, however, that if less than all of the managers nominated by such practitioner entity or hospital entity are to be removed, no such individual manager may be removed if the number of

Class B Interests or Class C Interests that voted against his removal would be sufficient to elect him if voted, in such manner as would have been permissible under the governing instruments of such practitioner entity or hospital entity at an election at which (i) the same total number of votes were cast as at the vote on removal and (ii) the entire number of managers which the practitioner entity or hospital entity is entitled to nominate were being elected.

    AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS AND
     AMENDING THE HOLDINGS OPERATING AGREEMENT

    The BCL provides that the Company's Certificate of Incorporation can be amended when authorized by vote of the Board followed by a vote of holders of a majority of all outstanding shares entitled to vote at a meeting of shareholders. Under certain circumstances, the holders of shares of a class must also authorize an amendment when that class would be adversely affected by such amendment. The Company's By-Laws can be amended by a two-thirds (2/3) vote of the Board when such amendment is proposed by a shareholder. When such amendment is proposed by the Board, it may be authorized by two-thirds (2/3) vote of the shareholders or adopted by a two-thirds (2/3) vote of the Board.

    The Holdings Operating Agreement provides that it may only be amended by vote of the majority of the Board of Managers and, by separate vote, the majority of the Practitioner Managers and majority of the Hospital Managers.

LIMITATION ON LIABILITY OF DIRECTORS, MANAGERS AND OFFICERS; INDEMNIFICATION

    The Company's By-Laws provide that if a director, officer or employee of the Company is made party to a civil or criminal action or proceeding in any matter arising out of the performance by such person of his duties for, on behalf of, or at the request of the Company, then the Company may, to the full extent permitted by law, advance to such person all sums necessary and appropriate to conduct their defense and indemnify such person for all sums paid by him, including attorneys' fees, in connection with the action.

    Pursuant to the Holdings Operating Agreement, generally, no managers or officers of Holdings will be personally liable to Holdings or any of Holdings' members for any loss suffered by Holdings due to an act or omission performed or omitted by such managers or officers unless such actions or omissions were in bad faith or involved intentional misconduct, a knowing violation of law or such manager or officer gained financially from such act or omission. All managers and officers of Holdings are entitled to indemnification from Holdings for any loss, damage or claim, including attorneys' fees, suffered as a result of any act or omission by such manager or officer, if his conduct did not constitute fraud, gross negligence, knowing breach of the Holdings Operating Agreement or willful or wanton misconduct. In the event such indemnification is found to be unenforceable as against public policy, the Holdings Operating Agreement provides for contribution among parties in accordance with their relative fault.

CONTINUANCE OF CERTAIN RELATIONSHIPS

    MANAGEMENT SERVICES AGREEMENT. The Company, CHNLI and MDNY are parties to a Management Services Agreement with NextStage Healthcare Management of New York, Inc. ("NextStage"), pursuant to which NextStage provides, for a fee payable by MDNY based on its premium revenues, a variety of management services to the Company, CHNLI, MDNY and the IPAs. The Company may also utilize NextStage to act as a consultant to the Company with respect to future business ventures for a fee to be negotiated between the Company and NextStage. The relevant portions of this agreement will be assigned to LIPH, LLC. NextStage is a wholly-owned subsidiary of NextStage Healthcare Resources, Inc. ("Resources"), which, following the LIPH Restructuring, will be owned equally by LIPH, LLC, CHNLI and NextStage Holdings, Inc. NextStage Holdings, Inc. is a corporation owned by certain members of management of NextStage. As other groups of health care providers invest in Holdings, NextStage may enter into arrangements with them substantially similar to the Management Services Agreement. NextStage may also be engaged by other entities in the health care area not affiliated with MDNY.

APPRAISAL RIGHTS

    Holders of shares of the Company's Common Stock who do not vote for the proposal described in Item 3 will have the right to dissent and to receive payment for their shares provided they comply with the provisions of Section 623 of the BCL. Any such shareholder electing to demand an appraisal of his or her shares must file written objection to this Item with the Company, before the meeting of shareholders or at such meeting but before the vote on this Item. Attached hereto as Exhibit F is the full text of Section 623 setting forth the shareholders' statutory right of appraisal and the provisions thereof with which they must be in strict compliance in order to effectively exercise such right.

VOTE REQUIRED FOR APPROVAL

    Pursuant to Section 903 of the BCL, the proposal in Item 3 will be adopted if it is approved by the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding shares of the Class A Common Stock entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, and a majority of the issued and outstanding shares of the Class B Common Stock entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, voting separately.

         THE BOARD OF DIRECTORS DEEMS THE PROPOSAL CONTAINED IN ITEM 3
        TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS
              AND RECOMMENDS A VOTE "<*>FOR</*>" APPROVAL THEREOF.

                                     ITEM 4

               PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S
          CERTIFICATE OF INCORPORATION TO ELIMINATE PREEMPTIVE RIGHTS

    The Board of Directors has adopted an Amendment to the Company's Certificate of Incorporation, subject to shareholder approval, which would eliminate preemptive rights currently available to shareholders. The Amendment states:

    "To accomplish said amendment, a new Paragraph 6 is added to the Certificate of Incorporation as follows:

        6. No holder of any class of common stock of the Corporation shall be entitled to any preemptive rights to purchase any capital stock of the Corporation or to acquire any option, warrant, right or other instrument (including debt instruments) entitling the holder thereof to acquire any capital stock of this Corporation upon the exercise, conversion or exchange thereof or otherwise."

EXISTING PREEMPTIVE RIGHTS


    Under Section 622 of the BCL, unless a corporation's Certificate of Incorporation provides otherwise, holders of that corporation's outstanding equity shares (I.E., shares having unlimited dividend rights) or voting shares (I.E.,shares having the right to vote for the election of one or more directors) have, respectively, the preemptive right to subscribe for any new or increased shares of any class of equity shares or voting shares of the corporation, or any rights or options to purchase such shares or any securities convertible into such shares, which may be issued by the Board of Directors for any purpose, except that such preemptive rights do not apply to any shares, rights, options or convertible securities: (i) issued to effect any merger or consolidation or offered or subjected to rights or options for consideration other than cash,
(ii) granted or issued to directors, officers or employees after authorization by a vote of the holders of a majority of the outstanding shares entitled to vote thereon or granted pursuant to a plan authorized by such shareholder vote,
(iii) issued to satisfy conversion or option rights theretofore granted by the corporation, (iv) issued from the treasury of the corporation, or (v) issued by the corporation pursuant to a plan of reorganization under federal law. Holders of the Company's Common Stock have the foregoing preemptive rights. These preemptive rights afford the holders of Common Stock (except in the five situations described above) the opportunity to purchase shares of Common Stock on a PRO RATA basis upon terms not less favorable than the terms upon which such shares would otherwise be sold to others, whether as shares of Common Stock, rights or options to purchase such shares or any securities convertible into such shares.


REASON FOR THE PROPOSAL

    The Board of Directors has determined that amending the Company's Certificate of Incorporation to eliminate preemptive rights in all circumstances is in the best interests of the Company.


    The existing preemptive rights do not, in the judgment of the Board of Directors, serve the best interests of the Company's shareholders. Preemptive rights procedures are administratively burdensome and would involve substantial delay and expense to the Company in effecting any offering of new shares of dividend-bearing or voting stock, or any rights or options to purchase such stock or debt instruments or other securities convertible into such stock. In addition, the existence of preemptive rights could limit the Company's ability to accomplish the transactions described in Items 2 and 3. Specifically, it is in the Company's best interests to issue shares of Class A Common Stock to those certain holders of Class B Common Stock described in Item 2 and to issue Class B Common Stock and newly-created Class C Common Stock to CHNLI in order to effectuate the transactions described in Items 2 and 3. If the Amendment is adopted, the Company would be able to issue, without burdensome restrictions, such shares of Common Stock as the Board of Directors deems advisable.

APPRAISAL RIGHTS

    Holders of shares of the Company's Common Stock who do not vote for the proposal described in Item 4 to amend the Certificate of Incorporation to eliminate preemptive rights will have the right to dissent and to receive payment for their shares provided they comply with the provisions of Section 623 of the BCL. Any such shareholder electing to demand an appraisal of his or her shares must file written objection to this Item with the Company, before the meeting of shareholders or at such meeting but before the vote on this Item. Attached hereto as Exhibit F is the full text of Section 623 setting forth the shareholders' statutory right of appraisal and the provisions thereof with which they must be in strict compliance in order to effectively exercise such right.

VOTE REQUIRED FOR APPROVAL

    The Amendment described in Item 4 will be adopted if the Second Certificate of Amendment to the Company's Certificate of Incorporation is approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Class A Common Stock entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, and a majority of the issued and outstanding shares of the Class B Common Stock entitled to vote at the Meeting, present in person or represented by proxy at the Meeting, voting separately. The Form of Second Certificate of Amendment of the Certificate of Incorporation of the Company is annexed hereto as Exhibit E. The Amendment will become effective upon the filing of the Second Certificate of Amendment with the Secretary of State of the State of New York.

       THE BOARD OF DIRECTORS DEEMS THE ELIMINATION OF PREEMPTIVE RIGHTS
        TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS
                   AND RECOMMENDS A VOTE "<*>FOR</*>" ITEM 4.

                                     ITEM 5

          PROPOSAL TO APPROVE THE APPOINTMENT OF COOPERS & LYBRAND LLP
               AS THE COMPANY'S AUDITORS FOR THE 1997 FISCAL YEAR

    The accounting firm Coopers & Lybrand LLP (C&L) is presently serving as the Company's independent auditors. C&L also served as the Company's independent auditors during the fiscal year ended December 31, 1995. The Board of Directors believes it is desirable and in the best interests of the Company to continue employment of that firm. A representative of C&L will be present at the Meeting to make a statement if he or she desires and to respond to appropriate questions presented at the Meeting.

                              BENEFICIAL OWNERSHIP
                       OF COMMON STOCK BY CERTAIN PERSONS


    The following table sets forth certain information as of December 23, 1996, regarding the beneficial ownership of the Common Stock of the Company of (a) each person known by the Company to own more than five percent of the Company's outstanding Class A Common Stock or its Class B Common Stock, (b) each director and officer of the Company and (c) all officers and directors of the Company as a group. Except as otherwise indicated, the named owner has sole voting and investment power of the shares listed.



                                                                            AMOUNT AND NATURE
                                                                         OF BENEFICIAL OWNERSHIP      PERCENT OF CLASS(1)
                                                                        --------------------------  ------------------------
TITLE OF CLASS                           BENEFICIAL OWNER                  CLASS A       CLASS B      CLASS A      CLASS B
--------------------------  ------------------------------------------  -------------  -----------  -----------  -----------
Common Stock..............  LIPH Bridge Partners, Inc.                            0           500(2)      0         11.5
Common Stock..............  David J. Weissberg, M.D.                              1           502(3)      *         11.6
Common Stock..............  M.A. Mirza, M.D.                                      1             2        *            *
Common Stock..............  Babu Easow, M.D.                                      1           502(3)      *         11.6
Common Stock..............  Paul Kolker, M.D.                                     1           502(3)      *         11.6
Common Stock..............  Eli Anker, M.D.                                       1             2        *            *
Common Stock..............  Jeffrey R. Ashkin, M.D.                               1             2        *            *
Common Stock..............  Marion Bergman, M.D.                                  1             2        *            *
Common Stock..............  Charles A. Calabrese, M.D.                            1             2        *            *
Common Stock..............  Salvatore J. Caravella, M.D.                          1             2        *            *
Common Stock..............  Anthony P. Caruso, M.D.                               1             2        *            *
Common Stock..............  Lew E. Cibeu, M.D.                                    1             1        *            *
Common Stock..............  Martin B. Cohen, M.D.                                 1             1        *            *
Common Stock..............  Anthony DiBlanda, D.C.                                0             2        *            *
Common Stock..............  Alan Dietzek, M.D.                                    1             2        *            *
Common Stock..............  Geri DiGiovanni, D.O.                                 1             1        *            *
Common Stock..............  Jeffrey M. Epstein, M.D.                              1             2        *            *
Common Stock..............  Franco Gallo, M.D.                                    1             2        *            *
Common Stock..............  Steven M. Goldberg, M.D.                              1             2        *            *
Common Stock..............  David T. Goldman, M.D.                                1             1        *            *
Common Stock..............  Linda Harkavay, M.D.                                  1             5        *            *
Common Stock..............  Robert A. Jason, M.D.                                 1           502(3)      *         11.6
Common Stock..............  Gregory Kalmar, D.D.S.                                0             2        *            *
Common Stock..............  Martin P. Kaplan, M.D.                                1             1        *            *
Common Stock..............  Steven Kobren, M.D.                                   1             2        *            *
Common Stock..............  Amy Koreen, M.D.                                      1             2        *            *
Common Stock..............  Michael Ladinsky, M.D.                                1             1        *            *
Common Stock..............  Steven A. Napoli, M.D.                                1             2        *            *
Common Stock..............  Andrew A. Pastewski, M.D.                             1             2        *            *
Common Stock..............  Asvin M. Patel, M.D.                                  1             1        *            *
Common Stock..............  Ronald R. Perrone, M.D.                               1             2        *            *

                                                                            AMOUNT AND NATURE
                                                                         OF BENEFICIAL OWNERSHIP      PERCENT OF CLASS(1)
                                                                        --------------------------  ------------------------
TITLE OF CLASS                           BENEFICIAL OWNER                  CLASS A       CLASS B      CLASS A      CLASS B
--------------------------  ------------------------------------------  -------------  -----------  -----------  -----------
Common Stock..............  Andrew J. Peters, M.D.                                1             1        *            *
Common Stock..............  Reed Phillips, M.D.                                   1             2        *            *
Common Stock..............  Lynn Pierri, D.D.S., M.S.                             0            20        0            *
Common Stock..............  Rosario Romano, M.D.                                  1            11        *            *
Common Stock..............  Robert Sarnataro, M.D.                                1             4        *            *
Common Stock..............  Bruce A. Seideman, M.D.                               1             2        *            *
Common Stock..............  Jitendra Shah, M.D.                                   1             1        *            *
Common Stock..............  William E. Shuell, M.D.                               1             2        *            *
Common Stock..............  Joseph Tamburrino, D.P.M.                             0             3        *            *
Common Stock..............  Gary Wohlberg, M.D.                                   1             2        *            *
Common Stock..............  All officers and directors as a group (40            37           604(3)     2.5        13.9
                            persons)


------------------------

*   Represents less than 1%.


(1) Percentages are computed on the basis of a total of 5,843 shares of Common Stock (1,497 shares of Class A Common Stock and 4,346 shares of Class B Common Stock) issued and outstanding on December 18, 1996, plus the number of shares, if any, which the named person has the right acquire directly or indirectly within sixty (60) days.


(2) Several shareholders and directors of the Company, Drs. Weissberg, Kolker, Easow and Jason, are also shareholders and directors of LIPH Bridge Partners, Inc. ("Bridge Partners"). Collectively, the officers and directors of Bridge Partners have the power to direct the disposition of the shares of Common Stock owned by Bridge Partners.

(3) Includes 500 shares of the Company's Class B Common Stock beneficially owned by Bridge Partners.

                               EXECUTIVE OFFICERS

    Executive officers are elected at each Annual Meeting of the Board of Directors and serve at the pleasure of the Company's Board of Directors. There are no family relationships between any director or officer of the Company. The following table sets forth as of the date hereof the names and ages of all executive officers of the Company and all positions and offices they hold with the Company.*

NAME                                             AGE               POSITION WITH THE COMPANY
-------------------------------------------      ---      -------------------------------------------
David J. Weissberg, M.D. ..................          41   Chairman of the Board and President
M. A. Mirza, M.D. .........................          51   Director and Vice President
Babu Easow, M.D. ..........................          47   Director and Secretary
Paul Kolker, M.D. .........................          60   Director and Treasurer

------------------------

* The principal employment for at least the last five years for each of the Company's officers is set out under the caption "Item 1--Election of Directors" above.

                             EXECUTIVE COMPENSATION

    The officers of the Company did not receive any cash compensation during Fiscal 1995.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
  AND FISCAL YEAR END OPTION VALUES

    The Company has no SARs outstanding. No stock options were exercised by any executive officer during Fiscal 1995.

    In Fiscal 1995, the Company's Board of Directors determined to set aside 1,115 shares of Class B Common Stock for the issuance of options to be granted to certain organizers of the Company including certain members of the Board of Directors in recognition of their efforts in the organization of the Company. The number of shares for which each such organizer would be granted an option was not determined as of the end of Fiscal 1995 but has since been determined by the Board. Directors of the Company were granted options to purchase 616 shares of Class B Common Stock. The following tables summarize the allocation of the 616 options which were reserved during Fiscal 1995 as if granted during Fiscal 1995 and the value of the options at the end of Fiscal 1995. All options are to acquire shares of Class B Common Stock.

                         OPTION GRANTS IN LAST YEAR(1)

                                                      INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                      PERCENT OF
                                                                     TOTAL OPTIONS    EXERCISE     FAIR MARKET
                                                                      GRANTED TO       OF BASE      VALUE ON
                                                       OPTIONS       EMPLOYEES IN       PRICE     DATE OF GRANT   EXPIRATION
NAME                                                   GRANTED        FISCAL YEAR      ($/SH)        ($/SH)          DATE
--------------------------------------------------  -------------  -----------------  ---------  ---------------  -----------
David J. Weissberg, M.D. .........................           18              1.6%     $   2,000     $       0        7/01/05
M. A. Mirza, M.D. ................................           15              1.3          2,000             0        7/01/05
Babu Easow, M.D. .................................           18              1.6          2,000             0        7/01/05
Paul Kolker, M.D. ................................           18              1.6          2,000             0        7/01/05
Eli Anker, M.D. ..................................           18              1.6          2,000             0        7/01/05
Jeffrey R. Ashkin, M.D. ..........................           18              1.6          2,000             0        7/01/05
Marion J. Bergman, M.D. ..........................           18              1.6          2,000             0        7/01/05
Charles A. Calabrese, M.D. .......................           18              1.6          2,000             0        7/01/05
Salvatore Caravella, M.D. ........................           18              1.6          2,000             0        7/01/05
Anthony P. Caruso, M.D. ..........................           18              1.6          2,000             0        7/01/05
Lew E. Cibeu, M.D. ...............................            9               .8          2,000             0        7/01/05
Martin B. Cohen, M.D. ............................           12              1.1          2,000             0        7/01/05
Anthony DiBlanda, D.C. ...........................            9               .8          2,000             0        7/01/05
Geri E. DiGiovanna, D.O. .........................            9               .8          2,000             0        7/01/05
Alan M. Dietzek, M.D. ............................           15              1.3          2,000             0        7/01/05
Jeffrey M. Epstein, M.D. .........................           18              1.6          2,000             0        7/01/05
Franco Gallo, M.D. ...............................           18              1.6          2,000             0        7/01/05
David Goldman, M.D. ..............................           18              1.6          2,000             0        7/01/05
Steven M. Goldberg, M.D. .........................           12              1.1          2,000             0        7/01/05
Linda Harkavay, M.D. .............................           15              1.3          2,000             0        7/01/05
Robert A. Jason, M.D. ............................           15              1.3          2,000             0        7/01/05
Gregory Kalmar, D.D.S. ...........................           12              1.1          2,000             0        7/01/05
Martin P. Kaplan, M.D.                                       12              1.1          2,000             0        7/01/05
Steven Kobren, M.D. ..............................           15              1.3          2,000             0        7/01/05
Amy R. Koreen, M.D. ..............................           18              1.6          2,000             0        7/01/05
Michael Ladinsky, D.O. ...........................            9               .8          2,000             0        7/01/05
Steven A. Napoli, M.D. ...........................           18              1.6          2,000             0        7/01/05
Andrew A. Pastewski, M.D. ........................           18              1.6          2,000             0        7/01/05
Asvin M. Patel, M.D. .............................           12              1.1          2,000             0        7/01/05
Ronald R. Perrone, M.D. ..........................           18              1.6          2,000             0        7/01/05
Andrew Peters, M.D. ..............................           12              1.1          2,000             0        7/01/05
Reed E. Phillips, M.D. ...........................           15              1.3          2,000             0        7/01/05
Lynn Pierri, D.D.S. ..............................           15              1.3          2,000             0        7/01/05
Bala Hari Pillai, M.D. ...........................           15              1.3          2,000             0        7/01/05
Rosario J. Romano, M.D. ..........................           18              1.6          2,000             0        7/01/05
Robert E. Sarnataro, M.D. ........................           15              1.3          2,000             0        7/01/05

                                                     POTENTIAL REALIZABLE
                                                            VALUE
                                                      AT ASSUMED ANNUAL
                                                            RATES
                                                        OF STOCK PRICE
                                                       APPRECIATION FOR
                                                        OPTION TERM(2)
--------------------------------------------------  ----------------------

NAME                                                  5% ($)     10% ($)
--------------------------------------------------  ----------  ----------
David J. Weissberg, M.D. .........................  $   18,000  $   36,000
M. A. Mirza, M.D. ................................      15,000      30,000
Babu Easow, M.D. .................................      18,000      36,000
Paul Kolker, M.D. ................................      18,000      36,000
Eli Anker, M.D. ..................................      18,000      36,000
Jeffrey R. Ashkin, M.D. ..........................      18,000      36,000
Marion J. Bergman, M.D. ..........................      18,000      36,000
Charles A. Calabrese, M.D. .......................      18,000      36,000
Salvatore Caravella, M.D. ........................      18,000      36,000
Anthony P. Caruso, M.D. ..........................      18,000      36,000
Lew E. Cibeu, M.D. ...............................       9,000      18,000
Martin B. Cohen, M.D. ............................      12,000      24,000
Anthony DiBlanda, D.C. ...........................       9,000      18,000
Geri E. DiGiovanna, D.O. .........................       9,000      18,000
Alan M. Dietzek, M.D. ............................      15,000      30,000
Jeffrey M. Epstein, M.D. .........................      18,000      36,000
Franco Gallo, M.D. ...............................      18,000      36,000
David Goldman, M.D. ..............................      18,000      36,000
Steven M. Goldberg, M.D. .........................      12,000      24,000
Linda Harkavay, M.D. .............................      15,000      30,000
Robert A. Jason, M.D. ............................      15,000      30,000
Gregory Kalmar, D.D.S. ...........................      12,000      24,000
Martin P. Kaplan, M.D.                                  12,000      24,000
Steven Kobren, M.D. ..............................      15,000      30,000
Amy R. Koreen, M.D. ..............................      18,000      36,000
Michael Ladinsky, D.O. ...........................       9,000      18,000
Steven A. Napoli, M.D. ...........................      18,000      36,000
Andrew A. Pastewski, M.D. ........................      18,000      36,000
Asvin M. Patel, M.D. .............................      12,000      24,000
Ronald R. Perrone, M.D. ..........................      18,000      36,000
Andrew Peters, M.D. ..............................      12,000      24,000
Reed E. Phillips, M.D. ...........................      15,000      30,000
Lynn Pierri, D.D.S. ..............................      15,000      30,000
Bala Hari Pillai, M.D. ...........................      15,000      30,000
Rosario J. Romano, M.D. ..........................      18,000      36,000
Robert E. Sarnataro, M.D. ........................      15,000      30,000

                                                      INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                      PERCENT OF
                                                                     TOTAL OPTIONS    EXERCISE     FAIR MARKET
                                                                      GRANTED TO       OF BASE      VALUE ON
                                                       OPTIONS       EMPLOYEES IN       PRICE     DATE OF GRANT   EXPIRATION
NAME                                                   GRANTED        FISCAL YEAR      ($/SH)        ($/SH)          DATE
--------------------------------------------------  -------------  -----------------  ---------  ---------------  -----------
Bruce A. Seideman, M.D. ..........................           15              1.3          2,000             0        7/01/05
Jitendra Shah, M.D. ..............................           15              1.3          2,000             0        7/01/05
William E. Shuell, M.D. ..........................           15              1.3          2,000             0        7/01/05
Joseph Tamburrino, D.P.M. ........................            4               .4          2,000             0        7/01/05
Gary Wohlberg, M.D. ..............................           18              1.6          2,000             0        7/01/05

                                                     POTENTIAL REALIZABLE
                                                            VALUE
                                                      AT ASSUMED ANNUAL
                                                            RATES
                                                        OF STOCK PRICE
                                                       APPRECIATION FOR
                                                        OPTION TERM(2)
--------------------------------------------------  ----------------------

NAME                                                  5% ($)     10% ($)
--------------------------------------------------  ----------  ----------
Bruce A. Seideman, M.D. ..........................      15,000      30,000
Jitendra Shah, M.D. ..............................      15,000      30,000
William E. Shuell, M.D. ..........................      15,000      30,000
Joseph Tamburrino, D.P.M. ........................       4,000       8,000
Gary Wohlberg, M.D. ..............................      18,000      36,000

------------------------

(1) Options generally become exercisable commencing July 1, 1998.

(2) Amounts represent hypothetical gains that could be achieved for options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% annually from the date the options are granted.

                     VALUE OF UNEXERCISED OPTIONS AT FY-END

                                                                     NUMBER OF SHARES                  VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                                                                    OPTIONS AT FY-END                       AT FY-END
                                                            ----------------------------------  ----------------------------------
NAME                                                          EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------  ---------------  -----------------  ---------------  -----------------
David J. Weissberg, M.D. .................................             0                18         $       0         $       0
M. A. Mirza, M.D. ........................................             0                15                 0                 0
Babu Easow, M.D. .........................................             0                18                 0                 0
Paul Kolker, M.D. ........................................             0                18                 0                 0
Eli Anker, M.D. ..........................................             0                18                 0                 0
Jeffrey R. Ashkin, M.D. ..................................             0                18                 0                 0
Marion J. Bergman, M.D. ..................................             0                18                 0                 0
Charles A. Calabrese, M.D. ...............................             0                18                 0                 0
Salvatore Caravella, M.D. ................................             0                18                 0                 0
Anthony P. Caruso, M.D. ..................................             0                18                 0                 0
Lew E. Cibeu, M.D. .......................................             0                 9                 0                 0
Martin B. Cohen, M.D. ....................................             0                12                 0                 0
Anthony DiBlanda, D.C. ...................................             0                 9                 0                 0
Geri E. DiGiovanna, D.O. .................................             0                 9                 0                 0
Alan M. Dietzek, M.D. ....................................             0                15                 0                 0
Jeffrey M. Epstein, M.D. .................................             0                18                 0                 0
Franco Gallo, M.D. .......................................             0                18                 0                 0
David Goldman, M.D. ......................................             0                18                 0                 0
Steven M. Goldberg, M.D. .................................             0                12                 0                 0
Linda Harkavay, M.D. .....................................             0                15                 0                 0
Robert A. Jason, M.D. ....................................             0                15                 0                 0
Gregory Kalmar, D.D.S. ...................................             0                12                 0                 0
Martin P. Kaplan, M.D. ...................................             0                12                 0                 0
Steven Kobren, M.D. ......................................             0                15                 0                 0
Amy R. Koreen, M.D. ......................................             0                18                 0                 0
Michael Ladinsky, D.O. ...................................             0                 9                 0                 0
Steven A. Napoli, M.D. ...................................             0                18                 0                 0
Andrew A. Pastewski, M.D. ................................             0                18                 0                 0
Asvin M. Patel, M.D. .....................................             0                12                 0                 0
Ronald R. Perrone, M.D. ..................................             0                18                 0                 0
Andrew Peters, M.D. ......................................             0                12                 0                 0

                                                                     NUMBER OF SHARES                  VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                                                                    OPTIONS AT FY-END                       AT FY-END
                                                            ----------------------------------  ----------------------------------
NAME                                                          EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------  ---------------  -----------------  ---------------  -----------------
Reed E. Phillips, M.D. ...................................             0                15                 0                 0
Lynn Pierri, D.D.S. ......................................             0                15                 0                 0
Bala Hari Pillai, M.D. ...................................             0                15                 0                 0
Rosario J. Romano, M.D. ..................................             0                18                 0                 0
Robert E. Sarnataro, M.D. ................................             0                15                 0                 0
Bruce A. Seideman, M.D. ..................................             0                15                 0                 0
Jitendra Shah, M.D. ......................................             0                15                 0                 0
William E. Shuell, M.D. ..................................             0                15                 0                 0
Joseph Tamburrino, D.P.M. ................................             0                 4                 0                 0
Gary Wohlberg, M.D. ......................................             0                18                 0                 0

                              CERTAIN TRANSACTIONS

    The Company has issued to certain organizers 1,115 options to purchase shares of Class B Common Stock at $2,000.00 per share exercisable at any time after July 1, 1998, subject to acceleration in the event of certain merger or sale of asset transactions of which the transactions referred to in Item 3 herein are not included. The options are non-transferable and expire on July 1, 2005. Among the persons who have received said options are certain members of the Company's Board of Directors. The directors who were granted options and the number of options they were granted are set out under the caption "Executive Compensation--Option Grants in Last Year."

    The Company has entered into a Management Services Agreement with NextStage Healthcare Management of New York, Inc. ("NextStage"). This agreement provides, among other things, that NextStage will provide management and consulting services to MDNY, the Company and CHNLI for a five year period ending October 10, 2000. NextStage will perform most administrative services on behalf of MDNY. Under the terms of the agreement, MDNY presently provides NextStage with a management fee equal to 100% of costs incurred. Once MDNY's covered lives exceed 50,000, fees charged by NextStage will be based on a percentage of MDNY's premium revenues. Management fee expenses incurred in 1995 were $2,990,836 and the amount due to NextStage at December 31, 1995 was $1,079,586. As of June 30, 1996, MDNY had incurred an additional $3,771,461 in management fees to NextStage for a year-to-date total of $6,702,297, of which $136,310 presently remains outstanding.

    Management fee expenses included charges for the following:

Consulting and professional fees................................  $1,330,827
Salaries and related costs......................................    884,146
General and administrative expenses.............................    595,808
Marketing expenses..............................................    180,055
                                                                  ---------
                                                                  $2,990,836


    Previously, Mr. Richard Radoccia, Mr. Jay Kossman and Mr. John Gaines were retained by the Company as consultants in connection with the structure, formation and organization of the Company and its subsidiaries pursuant to which they received a monthly fee paid by the Company plus reimbursement of expenses. These three individuals received $208,750 in aggregate consulting fees in Fiscal 1995. Messrs. Radoccia, Kossman and Gaines are shareholders of NextStage Holdings, Inc., which owns 33 1/3% of the issued and outstanding shares of NextStage Healthcare Resources, Inc., the parent company of NextStage ("Resources"). Messrs. Radoccia and Kossman are employees of Nextstage serving as part of its management staff. As of December 31, 1995, the Company had a receivable from NextStage of approximately $711,357 that represents funds advanced to NextStage to meet expenses paid on behalf of MDNY. These advances have since been repaid to the Company.


    Prior to the release of the proceeds of the LIPH Common Stock offering from escrow, the Company borrowed $850,000 from Founding Physicians Association, Inc. ("Founding Physicians") and $1,000,000 from LIPH Bridge Partners, Inc. ("Bridge Partners") in order to meet working capital needs during its start-up period. Both of these lenders were newly-formed corporations owned by certain physicians who are shareholders and directors of the Company. The following directors of the Company are beneficial owners of Founding Physicians:
Drs. Anker, Ashkin, Bergman, Caravella, Caruso, Epstein, Kaplan, Koreen, Kolker, Napoli, Pastewski, Phillips, Pillai, Romano, Shuell, Shah, Weissberg and Wohlberg. The following directors of the Company are beneficial owners of Bridge
Partners: Drs. Weissberg, Kolker, Easow and Jason. The loan from Founding Physicians has been repaid. Under the terms of the Bridge Partners loan, the debt was converted into 500 shares of Class B Common Stock of the Company issued to Bridge Partners at the stated offering price of $2,000.00 per share.

    Presently, each of the Company, CHNLI and NextStage Holdings, Inc. owns twenty (20) shares of common stock of Resources. The Company's interest in Resources will be transferred to LIPH, LLC in connection with the LIPH Restructuring.

    In addition, Resources issued options to purchase additional shares of its common stock to the Company and NextStage Holdings, Inc. and issued options to purchase shares to Bridge Partners. The Company's fifteen (15) options are exercisable in groups of five (5) shares, with exercise prices per share of $10,000, $15,000 and $25,000, respectively. NextStage Holdings, Inc.'s twenty
(20) options are exercisable in groups of five shares with an exercise price per share of $10,000, $15,000, $20,000 and $25,000, respectively. Bridge Partners' five (5) options have an exercise price of $20,000 per share. All of the above options may be exercised in whole or in part at any time on or prior to March 1, 2006.

    Reference is made to the subcaption "Continuance of Certain Relationships" under Item 3 for information with regard to the Management Services Agreement among the Company, MDNY, CHNLI and NextStage.

                                CERTAIN REPORTS


    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities ("Principal Owners") to file by specific dates with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company's officers, directors and Principal Owners were not subject to these requirements during Fiscal 1995.


                                 ANNUAL REPORT

    All shareholders of record on the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's 1995 Annual Report, which contains certified financial statements of the Company for Fiscal 1995.

                             SHAREHOLDER PROPOSALS


    In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Shareholders of the Company in the event the MDNY Restructuring is not completed, shareholder proposals for such meeting should be sent to the Secretary of the Company at 275 Broadhollow Road, Melville, New York 11747 and must be received by the Company no later than October 1, 1997 and must comply with all the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.


                                 OTHER MATTERS

    As of the date of this Proxy Statement, management knows of no matters other than those set forth herein that will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

    The Board of Directors of the Company would appreciate the prompt return of the enclosed Proxy, signed and dated. You may revoke your Proxy by giving written notice to the Company prior to the Meeting, or by execution of a subsequent proxy which is presented to the Meeting, or you may vote by ballot if you are present at the Meeting.


Dated: December 26, 1996

                                                                       EXHIBIT A
                 UNDERLINED LANGUAGE REPRESENTS ADDITIONS TO PRESENT PROVISIONS. STRICKEN LANGUAGE REPRESENTS DELETIONS FROM PRESENT PROVISIONS.


                                    BY-LAWS
                                       OF
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

                           ARTICLE III--SHAREHOLDERS

SECTION 1. LIMITATION ON HOLDERS OF VOTING STOCK:


    (a) The certificate of incorporation of LIPHC authorizes the issuance of 2,500,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common Stock"). The Class A Common Stock has full voting rights. The Except as set forth in Subsection 1(c) below, the opportunity to hold shares of Class A Common Stock shall be extended to only bona fide residents of New York State who are primary care physicians and specialty care physicians duly licensed by the State of New York, who are office-based practitioners on Long Island and who are not full-time employees of a facility or organization licensed under Articles 28 or 44 of the Public Health Law of the State of New York. For purposes of these by-laws, a "Primary Care Physician" shall include any family medicine, general internal medicine, emergency medicine or pediatric practitioner otherwise meeting the above requirements for holding shares of Class A Common Stock. A "Specialty Care Physician" is any other physician, psychiatrist and oral and maxillofacial surgeon who otherwise meets the above requirements for holding shares of Class A Common Stock.


    (b) No holder of Class A Common Stock shall be entitled to hold more than one (1) share of Class A Common Stock at any time. In the event that any holder of LIPHC Common Stock or any other person or entity should acquire any shares of Class A Common Stock and such shareholder or other person or entity already owns a share of Class A Common Stock, any subsequently acquired shares of Class A Common Stock automatically shall be exchanged for a like number of shares of Class B Common Stock of LIPHC.


    (c) The opportunity to hold shares of Class A Common Stock shall be extended to bona fide residents of New York who are psychologists, general dentists, specialty dentists (other than oral and maxillofacial surgeons), podiatrists and chiropractors who are members in good standing of one of the Practice Associations affiliated with LIPHC, and are office-based, New York state licensed practitioners not employed on a full-time basis by any facility or entity licensed by Articles 28 or 44 of the Public Health Law of the State of New York ("Non-physician").



    (d) The certificate of incorporation of LIPHC, as amended, authorizes the issuance of 2,500,000 shares of Class C Common Stock, par value $.001 per share (the "Class C Common Stock"). The Class C Common Stock has voting rights except that holders of Class C Common Stock cannot vote for the election of directors of LIPHC. The opportunity to hold shares of Class C Common Stock may be extended only to stockholders of MDNY Healthcare, Inc., a New York corporation, on terms approved by the shareholders of the Corporation.


                         ARTICLE IV--BOARD OF DIRECTORS

SECTION 1. NUMBER, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS:

    The Board of Directors of the Corporation shall consist of twenty-seven (27) forty (40) members. To the extent practicable, it shall be the objective to nominate a Board that is representative of both Primary Care Physicians and Specialty Care Physicians. Non-physicians cannot, as a group, hold more than twenty (20%) percent of the seats on the Corporation's Board of Directors. The number of directors may be increased or decreased by action of a majority of the entire board subject to the limitation that no decrease shall shorten the term of any incumbent director.


    Each director shall be a shareholder of the Corporation, and shall serve a term as director of three years, unless such director is removed or resigns in accordance with applicable statutes, the certificate of incorporation or these by-laws.

                                                                       EXHIBIT B
                 UNDERLINED LANGUAGE REPRESENTS ADDITIONS TO PRESENT PROVISIONS. STRICKEN LANGUAGE REPRESENTS DELETIONS FROM PRESENT PROVISIONS.


                                    BY-LAWS
                                       OF
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

                               ARTICLE VI--SHARES

SECTION 4. TRANSFER RESTRICTIONS:
    Only Primary Care Physicians and Specialty Care Physicians shall be permitted to own voting shares of the Corporation, and no shares of the Corporation's capital stock may be owned by any persons other than members of various practice associations (the "Practice Associations") providing professional health care providers to any HMO established or caused to be established by the Corporation except as otherwise provided herein. Accordingly, the following restrictions on transfer shall apply to shares of the Corporation's capital stock:
(a)_Qualifications for Share Ownership.
    (i)__GENERAL.__Subject to certain exceptions set forth below, shares of the Corporation's capital stock may be owned and held only by health care providers who are members in good standing of various Practice Associations, who are office based, New York state licensed practitioners not employed on a full-time basis by any facility or entity licensed by Articles 28 or 44 of the Public Health Law of the State of New York, or any such successor laws relating to the same subject matter, and who are bona fide residents of the State of New York. In the event that a shareholder no longer satisfies these criteria, he or she must comply with the provisions of these by-laws.
    (ii)__OWNERSHIP OF VOTING SHARES.__Only Primary Care Physicians and Specialty Care Physicians still practicing medicine who otherwise qualify for share ownership in the Corporation shall be entitled to hold and own voting shares of the Corporation. For purposes of these by-laws, 9a) a Primary Care Physician is defined as any duly New York State licensed general, family, internal medicine, emergency medicine or pediatric practitioner not otherwise identified by the Corporation or any of its affiliates as practicing any kind of medical or surgical specialty or subspecialty, New York State licensed psychiatrists and maxillofacial surgeons are deemed to be Specialty Care Physicians for purposes of these by-laws.

    (b)(a) GENERAL TRANSFER RESTRICTIONS. Except as specifically permitted by these by-laws, no shares of the Corporation's capital stock nor any interest therein may be validly sold, assigned, encumbered or otherwise transferred for consideration or otherwise, and no purported transferee will be recognized as a shareholder of the Corporation for any purpose whatsoever unless the purported transfer has been made in accordance with applicable Federal and state securities laws and the terms and conditions of the transfer restrictions set forth below. Any assignment, encumbrance, disposition or other attempt to transfer any of the Corporation's shares other than as provided for herein shall be void and of no effect, and the Corporation may refuse to carry out such transaction on its books, attempt to set aside the transaction and/ or exercise any other legal remedy. It will be a condition to the Corporation transferring any shares on its books and issuing a new share certificate evidencing such transferred shares in the name of the transferee that (i) the transferee shall execute any and all documents and take any and all actions, including applying for and being accepted as a member of the appropriate Practice Association, as the Corporation may reasonably require to ensure that the rights of the Corporation and its shareholders are adequately protected, and (ii) the Corporation satisfies itself that such transfer complies in all respects with the requirements imposed by all applicable Federal and state securities laws.



    Notwithstanding anything set forth herein to the contrary, any shareholder who is no longer an active member in good standing with a Practice Association affiliated with the Corporation or a any HMO established or caused to be established by the Corporation may not hold any voting shares of the

Corporation. In the event any such non-member shareholder does own a voting share of the Corporation, such voting share shall be exchanged for a non-voting share upon such non-member shareholder's termination or retirement from the Practice Association, or two years from the date of death of such shareholder all as more fully explained set forth below.


    (c)(b) TRANSFER UPON DEATH OF A SHAREHOLDER. Upon the death of a shareholder, the decedent's estate shall have two years from the date of death within which it may sell shares of the Corporation to the purchaser of the decedent's practice; PROVIDED, that any potential purchaser of the shares shall otherwise meet the criteria for share ownership and membership in the appropriate Practice Association before any sale of decedent's shares of the Corporation is consummated; and PROVIDED, FURTHER, that in the event that the decedent's practice is purchased by a Primary Care Physician or Specialty Care Physician an individual shareholder who already holds one share of Class A Common Stock of the Corporation, any share of Class A Common Stock held by the estate and proposed to be sold in connection with the sale of the decedent's practice shall automatically be exchanged for one share of Class B Common Stock immediately prior to the consummation of any sale. During this two-year period, the executor (or administrator) of the decedent's estate shall be entitled to vote any share of voting stock held by the decedent.



    If, after the passage of two years from the date of the shareholder's death, the estate has been unable or unwilling to find a purchaser for the practice, or the estate has found a purchaser but such purchaser either does not otherwise qualify for share ownership in the Corporation or chooses not to purchase any of the decedent's shares, the Corporation shall have the right, but not the obligation, to purchase any or all of the decedent's shares of Corporation stock from the estate. The Corporation's right to purchase such shares may be exercised in whole or in part and may be exercised by giving written notice of such exercise to the estate no later than sixty (60) days following the expiration of the two-year period following the decedent's death. The purchase price for the shares of stock that the Corporation elects to purchase shall be equal to the per share value for such shares determined by the Corporation's independent certified public accountants at the end of the most recent fiscal year completed prior to such purchase.



    In the event that the Corporation elects to purchase none or less than all of the shares of the Corporation held by the estate, the estate may offer and sell the shares remaining after the Corporation's election to any other member of any independent practice association Practice Association affiliated with the Corporation or any HMO established or caused to be established by the Corporation; in such event, however, any share of Class A Common Stock previously held by the decedent shall automatically be exchanged for one share of Class B Common Stock immediately prior to the consummation of any sale.


    (d)(c)  TRANSFER UPON TERMINATION FROM MEMBERSHIP IN PRACTICE
ASSOCIATION. In the event that any shareholder's membership in one of the Practice Associations is terminated for any reason other than retirement of such shareholder from the active practice of such shareholder's health care profession (such reasons to include, but not be limited to, voluntary termination by the shareholder), the Corporation shall have the right, but not the obligation, to purchase any or all of the terminated shareholder's shares from the shareholder. The Corporation's right to purchase such shares may be exercised in whole or in part, and may be exercised by giving written notice of such exercise to the shareholder no later than sixty (60) days following the effective date of termination of the shareholder from the Practice Association. The purchase price for the shares of stock that the Corporation elects to purchase shall be equal to the per share value for such shares determined by the Corporation's independent certified public accountants at the end of the most recent fiscal year completed prior to such purchase.


    In the event that the Corporation elects to purchase none or less than all of the shares of the Corporation held by the terminated shareholder, the terminated shareholder may offer and sell the shares remaining after the Corporation's election to any other member of any Practice Association; in such event, however, any share of Class A Common Stock previously held by the terminated shareholder shall automatically be exchanged for one share of Class B Common Stock immediately prior to the consummation of any sale.

    (e)(d) RETIREMENT FROM PROFESSIONAL PRACTICE. In the event that any shareholder retires from the active practice of his or her chosen health care profession (and is thus no longer eligible for membership in the appropriate Practice Association), the retiring shareholder may either (i) sell the shares of Corporation stock owned by such shareholder to any purchaser of such retiring shareholder's practice; PROVIDED, that any potential purchaser of the shares shall otherwise meet the criteria for share ownership and membership in the appropriate Practice Association before any sale of such retiring shareholder's shares of the Corporation be consummated; and PROVIDED, FURTHER, that in the event that the retiring shareholder's practice is purchased by a Primary Care Physician or Specialty Care Physician an individual shareholder who already holds one share of Class A Common Stock of the Corporation, any share of Class A Common Stock held by the retiring shareholder and proposed to be sold in connection with the sale of the retiring shareholder's practice shall automatically be exchanged for one share of Class B Common Stock immediately prior to the consummation of any sale; or (ii) make a written request addressed to the President of the Corporation that any share of Class A Common Stock held by such retiring shareholder be exchanged for one share of Class B Common Stock, and the retiring shareholder shall be able to continue to hold all such shares of Class B Common Stock of the Corporation; or (iii) make a written request addressed to the President of the Corporation that any share of Class A Common Stock held by such retiring shareholder be exchanged for one share of Class B Common Stock, and the retiring shareholder shall be entitled to sell any or all shares of Class B Common Stock held by such retiring shareholder to any other member of an independent practice association a Practice Association affiliated with the Corporation and any HMO established or caused to be established by the Corporation.



    (e) Until December 31, 1996, no transfer of shares may be made to any person who is not a BONA FIDE resident of the State of the New York.

                                                                       EXHIBIT C

                          AGREEMENT AND PLAN OF MERGER

    AGREEMENT AND PLAN OF MERGER, dated as of December 18, 1996 (the "Merger Agreement") by and among Long Island Physician Holdings Corporation, a New York corporation ("LIPH"), MDNY Holdings, LLC, a New York limited liability company ("Holdings"), and MDNY Holdings Delaware, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings ("MergerCo").

    WHEREAS, on the date hereof, LIPH has authority to issue 12,500,000 shares of Common Stock, par value $.001 per share, consisting of 2,500,000 shares of the Class A Common Stock (the "Class A Common Stock") and 10,000,000 shares of the Class B Common Stock (the "Class B Common Stock"). There are a total of 5,843 shares of Common Stock issued and outstanding consisting of 1,497 shares of Class A Common Stock and 4,346 shares of Class B Common Stock;

    WHEREAS, on the date hereof, Holdings, as a limited liability company, has authority to issue an unlimited amount of Class A Membership Interests, Class B-1, B-2 and B-3 Membership Interests and Class C-1 Membership Interests (the "Membership Interests"), none of which are issued and outstanding;

    WHEREAS, on the date hereof, MergerCo has authority to issue 200 shares of Common Stock, par value $.01 per share, all of which are issued and outstanding and owned by Holdings;

    WHEREAS, LIPH presently owns approximately 66 2/3% of the Common Stock of MDNY Healthcare, Inc., a health maintenance organization incorporated in New York ("MDNY"), and the Catholic Healthcare Network of Long Island, Inc., a New York not-for-profit corporation ("CHNLI"), owns approximately 33 1/3% of the Common Stock of MDNY;

    WHEREAS, in order to enable MDNY to make certain ancillary services available to its potential subscribers which cannot be offered by MDNY directly or through a subsidiary, but may be offered by an entity that is under common ownership with MDNY, LIPH, MDNY and CHNLI have agreed that the equity interests in MDNY should be owned by Holdings;

    WHEREAS, the respective Boards of Directors of LIPH and MergerCo and the Board of Managers of Holdings have determined that it is advisable and in the best interests of each of such companies that LIPH merge with and into MergerCo and that MergerCo then merge with and into Holdings upon the terms and conditions set forth herein for the purpose of effecting the restructuring of the equity ownership of MDNY (the "Merger");

    WHEREAS, immediately prior to the Merger, CHNLI will exchange its shares of MDNY Common Stock for shares of Class B Common Stock and newly-created Class C Common Stock of LIPH in proportions that will preserve the relative equity and voting rights of CHNLI and LIPH in MDNY;

    WHEREAS, the respective Boards of Directors of LIPH and MergerCo and the Board of Managers of Holdings have, by resolutions duly adopted, approved this Merger Agreement;

    WHEREAS, Holdings has approved this Merger Agreement as the sole shareholder of MergerCo; and

    WHEREAS, the Board of Directors of LIPH has directed that this Merger Agreement be submitted to a vote of its shareholders at a meeting to be held on January 25, 1997, or at any and all adjournments thereof;

    NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained, LIPH, Holdings and MergerCo hereby agree as follows:

    Section 1. MERGER. As part of a single transaction, LIPH will be merged into MergerCo and MergerCo will then be merged into Holdings. Holdings will be the surviving entity (the "Surviving Entity"). The Merger will become effective upon the date and time of the filing of an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of New York and an appropriate certificate of merger, providing for the Merger, with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Time").

    Section 2. GOVERNING DOCUMENT. The Amended and Restated Operating Agreement of MDNY Holdings, LLC (the "Operating Agreement") as in effect immediately prior to the Effective Time, shall be the Operating Agreement of the Surviving Entity without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

    Section 3. SUCCESSION. At the Effective Time, the separate corporate existence of LIPH and MergerCo shall cease, and Holdings shall succeed to all of the assets and property, rights, privileges, franchises, immunities and powers of LIPH and MergerCo, and Holdings shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of LIPH and MergerCo, including, without limitation, all outstanding indebtedness of LIPH and MergerCo.

    Section 4. BOARD OF MANAGERS AND OFFICERS. The Board of Managers and Officers of the Surviving Entity shall be elected as set forth in the Operating Agreement.

    Section 5. CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

        (a) Each share of MergerCo Common Stock issued and outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and no shares of LIPH Common Stock or other securities shall be issued in respect thereof.

        (b) Each share of LIPH Common Stock issued and outstanding immediately prior to the Effective Time shall no longer be outstanding, shall automatically be cancelled and retired and shall cease to exist, and shall be converted into and exchanged for the right to receive Membership Interests in Holdings in such amounts as between the Class B and Class C shareholders that will reflect the relative equity and voting rights of CHNLI and LIPH in MDNY at the Effective Time.

        (c) As a result of the Merger, holders of LIPH Class A Common Stock and Class B Common Stock will receive Class A non-voting Membership Interests and Class B-1 voting Membership Interests in Holdings in exchange for their LIPH Common Stock.

        (d) As a result of the Merger, holders of LIPH Class A Common Stock and Class C Common Stock will receive Class A non-voting Membership Interests and Class C-1 voting Membership Interests in Holdings in exchange for their LIPH Common Stock.

    Section 6.  DISSENTING SHAREHOLDER.  Notwithstanding the provisions of
Section 5 hereof, any outstanding shares of LIPH stock held by a shareholder who shall have elected to dissent from the Merger and who shall have exercised and perfected appraisal rights with respect to such shares in accordance with
Section 623 of the New York Business Corporation Law (a "Dissenting Shareholder") shall not be converted into Membership Interests as a result of the Merger, but Dissenting Shareholders shall be entitled to receive in lieu thereof only such consideration as shall be provided by Section 623.

    Section 7. CONVERSION OF OPTIONS. Each option to purchase shares of LIPH Common Stock granted to certain LIPH shareholders which is outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option or right to acquire (and Holdings hereby assumes the obligation to deliver) the equivalent number of Holdings Class A Membership Interests at a comparable price per Interest, and upon the same terms and conditions as pertain to the LIPH options as in effect immediately prior to the Effective Time. Holdings hereby assumes, as of the Effective Time, all obligations of LIPH in connection with the outstanding options.

    Section 8. CONDITIONS TO THE MERGER. The consummation of the Merger and the other transactions herein provided is subject to:

        (a) Receipt prior to the Effective Time of the requisite approval of the Merger, this Merger Agreement and the Amendments to the LIPH Certificate of Incorporation and By-Laws necessary to effectuate the Merger, by the shareholders of LIPH pursuant to the New York Business Corporation Law; and

        (b) The exchange by CHNLI of all of its shares of MDNY Common Stock for shares of LIPH Class B Common Stock and LIPH Class C Common Stock immediately prior to the Merger.

    Section 9. CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of LIPH Common Stock shall be deemed for all purposes to evidence ownership of and to represent the Holdings Membership Interests into which the shares of LIPH Common Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Entity or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the Holdings Membership Interests, as the case may be, evidenced by such outstanding certificate, as above provided.

    Section 10. AMENDMENT. The parties hereto, by mutual consent of their respective Boards of Directors and Board of Managers, may amend, modify or supplement this Merger Agreement prior to the Effective Time; provided, however, that no amendment, modification or supplement may be made after the adoption of this Merger Agreement by the shareholders of LIPH which changes this Merger Agreement in a way which, in the judgment of the Board of Directors of LIPH would have a material adverse effect on the shareholders of LIPH, unless such amendment, modification or supplement is approved by such shareholders.

    Section 11. TERMINATION. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the shareholders of LIPH, by action of the Board of Directors of LIPH if:

        (b) The conditions specified in Section 8 hereof shall not have been satisfied or waived; or

        (c) The Board of Directors of LIPH determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of LIPH and its shareholders.

    Section 12. COUNTERPARTS. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

    Section 13. GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    IN WITNESS WHEREOF, LIPH, Holdings and MergerCo have caused this Merger Agreement to be executed and delivered as of the date first above written.

                                LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

                                By:  /s/ DAVID WEISSBERG
                                     -----------------------------------------
                                     Name: David Weissberg
                                     Title: President

                                MDNY HOLDINGS, LLC

                                By:  /s/ DAVID WEISSBERG
                                     -----------------------------------------
                                     Name: David Weissberg
                                     Title: Member-Manager

                                MDNY HOLDINGS DELAWARE, INC.

                                By:  /s/ DAVID WEISSBERG
                                     -----------------------------------------
                                     Name: David Weissberg
                                     Title: President

                                                                     EXHIBIT D-1

                            CERTIFICATE OF RESTATED
                            ARTICLES OF ORGANIZATION
                                       OF
                               MDNY HOLDINGS, LLC

    Under Section 214 of the Limited Liability Company Law.

    FIRST:  The name of the limited liability company is: MDNY HOLDINGS, LLC.

    SECOND: The date of the filing of the Articles of Organization is May 31, 1996.

    THIRD: The Articles of Organization are hereby restated with amendments to effect one or more of the amendments authorized by this chapter.

        (a) Paragraph Second of the Articles of Organization dealing with the latest day on which the limited liability company is to dissolve is deleted.

        (b) Paragraph Fifth of the Articles of Organization dealing with the managers of the limited liability company is amended as Paragraph Fourth to provide for management of the limited liability company by classes of managers.

        (c) Paragraph Fifth is added to the Articles of Organization to provide for classes and voting of members.

        (d) Paragraph Sixth is added to the Articles of Organization to provide for classes and voting of managers.

    The text of the Articles of Organization is hereby restated as amended to read as follows:

                            ARTICLES OF ORGANIZATION
                                       OF
                               MDNY HOLDINGS, LLC

    Under Section 203 of the New York Limited Liability Company Law

    FIRST:  The name of the limited liability company is: MDNY HOLDINGS, LLC.

    SECOND: The county within this state in which the office of the limited liability company is to be located is: Suffolk County.

    THIRD: The Secretary of State is designated as agent of the limited liability company upon whom process against it may be served. The post office address within or without this state to which the Secretary of State shall mail a copy of any process against the limited liability company served upon him or her is: c/o Paul Kolker, 275 Broadhollow Road, Melville, New York 11747.

    FOURTH: The limited liability company is to be managed by (check appropriate box):

/ /        1 or more members
/ /        A class or classes of members
/ /        1 or more managers
/X/        A class or classes of managers

    FIFTH: The members of the limited liability company will be divided into classes of members having such relative rights, powers, preferences and limitations as the operating agreement of the limited liability company may provide. Additional classes of members may be created in the future, in the manner provided in the operating agreement, having such relative rights, powers, preferences and limitations as may from time to time be established pursuant to the operating agreement, including rights, powers, preferences, and limitations senior to existing classes of members.

    SIXTH: The members of the limited liability company will be divided into classes of managers having such relative rights, powers, preferences and limitations as the operating agreement of the limited liability company may provide. Additional classes of managers may be created in the future, in the manner provided in the operating agreement, having such relative rights, powers, preferences and limitations as may from time to time be established pursuant to the operating agreement, including rights, powers, preferences, and limitations senior to existing classes of managers.

                                                                     EXHIBIT D-2

                    AMENDED AND RESTATED OPERATING AGREEMENT
                                     -OF -
                               MDNY HOLDINGS, LLC
                      A NEW YORK LIMITED LIABILITY COMPANY

    This AMENDED AND RESTATED OPERATING AGREEMENT (the "Agreement") is entered
into as of the       day of       , 1996, among those persons who have executed
and delivered this Agreement, pursuant to the provisions of the New York Limited Liability Company Law, on the following terms and conditions. Certain capitalized terms are defined in Section 2 of this Agreement.

                                    RECITALS

    WHEREAS, the Company was formed on May 31, 1996 as a limited liability company pursuant to Articles of Organization filed with the Secretary of State of New York (the "Articles of Organization");

    WHEREAS, the Company is to be treated as an association taxable as a corporation for federal and state tax purposes; and

    WHEREAS, the Company's Member-Managers have caused its Articles of Organization and Operating Agreement to be amended, this Amended and Restated Operating Agreement shall be binding upon all persons who are now or at any time hereafter become, Members of the Company.

    NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                   SECTION 1
                                  ORGANIZATION

    1.1 FORMATION. The Members agree to continue the Company as a limited liability company pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement.

    1.2 NAME. The name of the Company is MDNY Holdings, LLC, a New York limited liability company, and all business of the Company shall be conducted in such name.

    1.3 PURPOSE. The Company is formed for any lawful business purpose or purposes for which limited liability companies may be organized in the State of New York including, without limitation, to, directly or indirectly through one or more entities, purchase, invest in, own, operate, or dispose of interests in a certain health maintenance organization, and engage in such additional business endeavors as the Board of Managers may determine.

    1.4 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Company shall be at c/o Paul Kolker, MD, at 275 Broadhollow Road, Melville, New York 11747, or such other place within or without the State of New York as the Members may determine.

    1.5 TERM. The term of the Company commenced on May 31, 1996, the date the Articles of Organization were filed in the office of the Secretary of State of New York in accordance with the Act and shall continue until May 30, 2096, unless dissolved or liquidated prior thereto pursuant to the Act or pursuant to this Amended Agreement.

    1.6  FILINGS.

    (a) The Board of Managers caused the Articles of Organization to be filed on May 31, 1996 in the office of the Secretary of State of New York in accordance with the provisions of the Act. The Board of Managers shall take any and all other actions reasonably necessary to perfect and maintain the status of the Company as a limited liability company under the laws of New York. The Board of Managers shall cause amendments to the Articles of Organization to be filed whenever required by the Act.

    (b) The Board of Managers shall execute and cause to be filed original or amended Articles of Organization and shall take any and all other actions as may be reasonably necessary to perfect and maintain the status of the Company as a limited liability company or similar type of entity under the laws of any other states or jurisdictions in which the Company engages in business.

    (c) Upon the dissolution of the Company, the Board of Managers shall promptly execute and cause to be filed articles of dissolution in accordance with the Act and the laws of any other states or jurisdictions in which the Company has filed Articles of Organization.

    1.7 TITLE TO PROPERTY. All real and personal property owned by the Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such property in his individual name or right, and each Member's Membership Interest shall be personal property for all purposes. Except as otherwise provided in this Agreement, the Company shall hold all of its real and personal property in the name of the Company and not in the name of any Member.

                                   SECTION 2
                                  DEFINITIONS

    Capitalized words and phrases used in this Agreement shall have the following meanings:

    (a) "Act" means the New York Limited Liability Company Law, as amended from time to time (or the corresponding provisions of any succeeding law).

    (b) "Articles of Organization" shall mean the articles of organization of the Company as originally filed with the New York Secretary of State on May 31, 1996, as they may from time to time be amended.

    (c) "Agreement" means this Amended and Restated Operating Agreement, as amended and restated from time to time.

    (d) "Board of Managers" means the Persons serving on the Board of Managers of the Company, including any other Persons that succeed them in that capacity, duly elected in accordance with the terms of this Agreement. References to the Manager in the singular or as him, her, it, itself, or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

    (e) "Capital Contribution" means, with respect to any Member, the amount of money and the fair market value of any other property contributed to the Company with respect to the Membership Interest held by such Member.

    (f) "Class A Interests" mean the Class A Non-Voting Membership Interests issued by the Company to shareholders of Long Island Physician Holdings Corporation ("LIPH") and to The Catholic Healthcare Network of Long Island, Inc. ("CHNLI") in certain restructuring transactions; by the Company to members of Queens Physician Holdings, LLC ("QPH") pursuant to an Intrastate Prospectus; by the Company to members of Hudson Valley Physician Holdings LLC ("HVPH") pursuant to an Intrastate Prospectus; and by the Company in future offerings and/or acquisitions.

    (g) "Class A Member" means a Member holding a Class A Interest.

    (h) "Class B Interest" means Class B Voting Membership Interests, including Class B-1 Interests, Class B-2 Interests and Class B-3 Interests and other series of Class B Voting Membership Interests that may be offered by the Company to Health Care Providers and Participating Providers in the future.

    (i) "Class B Member" means a Member holding a Class B Interest.

    (j) "Class B-1 Interests" mean the Class B-1 Voting Membership Interests, with the voting rights more fully described herein, issued by the Company to LIPH shareholders pursuant to the merger of LIPH into the Company.

    (k) "Class B-1 Member" means a Member holding a Class B-1 Interest.

    (l) "Class B-2 Interests" mean the Class B-2 Voting Membership Interests, with the voting rights more fully described herein, issued by the Company to members of QPH pursuant to an Intrastate Prospectus.

    (m) "Class B-2 Member" means a Member holding a Class B-2 Interest.

    (n) "Class B-3 Interests" mean the Class B-3 Voting Membership Interests, with the voting rights more fully described herein, issued by the Company to members of HVPH pursuant to an Intrastate Prospectus.

    (o) "Class B-3 Member" means a member holding a Class B-3 Interest.

    (p) "Class C Interests" means Class C Voting Membership Interests, including Class C-1 Interests and other series of Class C Voting Membership Interests that may be issued by the Company in connection with the acquisition of, or entering into service arrangements with, entities affiliated with hospitals.

    (q) "Class C-1 Interests" means the Class C-1 Voting Membership Interests, with the voting rights more fully described herein, issued by the Company to CHNLI in certain restructuring transactions.

    (r) "Class C-1 Member" means a member holding a Class C-1 Interest.

    (s) "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

    (t) "Company" means the limited liability company formed by this Agreement pursuant to the Act.

    (u) "Dividend" means any cash or other property paid or distributed by the Company with respect to an outstanding Membership Interest.

    (v) "Fiscal Year" shall mean the fiscal year of the Company, which shall be the year ending December 31st.

    (w) "Health Care Provider" means primary care physicians, medical and surgical specialty care physicians, psychologists, psychiatrists, chiropractors, podiatrists and dentists practicing in an office or hospital located in New York State and who qualify and are accepted as Participating Providers in a Practice Association.

    (x) "Hospital Entities" mean entities that own, operate or promote the interests of hospitals located in New York State and, which are, or are expected to, contract to provide hospital services to MDNY enrollees.

    (y) "HVPH" means Hudson Valley Physician Holdings LLC, a New York limited liability company.

    (z) "LIPH" means Long Island Physician Holdings Corporation, a physician-owned New York corporation.

    (aa) "Member" means any person who meets the requirements of Section 3.1 herein, who is or hereafter becomes a Member pursuant to the terms of this Agreement, and who holds a Membership Interest in the Company. Reference to a Member in the singular or as him, her, himself or herself or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

    (bb) "Membership Interest" shall mean an equity interest in the Company, including, but not limited to, all classes and subclasses of the Class A Interests, Class B Interests and Class C Interests.

    (cc) "MDNY" means MDNY Healthcare, Inc., a New York corporation, a health maintenance organization and a wholly-owned subsidiary of the Company, that has operated as MDLI Healthcare, Inc., but which will operate as MDNY Healthcare, Inc., going forward.

    (dd) "MDNY Common Stock" means the MDNY Class A common stock, together with the MDNY Class B common stock and any other class of MDNY common stock, all of the issued and outstanding shares of which will be owned by the Company.

    (ee) "Participating Practice" means a BONA FIDE group practice which is accepted into a Practice Association.

    (ff) "Participating Providers" mean Health Care Providers who (i) meet and continue to meet the credentialing criteria and are accepted into a Practice Association, or (ii) are members of a Participating Practice and who, individually, meet and continue to meet the credentialing criteria of that Practice Association.

    (gg) "Person" means any individual, corporation, professional corporation, governmental authority, limited liability company, limited liability partnership, partnership, trust, unincorporated association or other entity.

    (hh) "Practice Association" means an independent practice association owned by a regional holding company (including HVPH, LIPH, LLC, a New York limited liability company, and QPH) which contracts with MDNY to provide health care services to the enrollees of MDNY.

    (ii) "Practitioner Entity" means Health Care Providers, groups of Health Care Providers, entities owned by Health Care Providers, Practice Associations, or entities that own, directly or indirectly, through one or more majority owned subsidiaries, such groups or Practice Associations each under contract to provide health care services to MDNY's enrollees.

    (jj) "QPH" means Queens Physician Holdings, LLC, a New York limited liability company.

    (kk) "Voting Interest" means those Membership Interests in the Company entitling the Member to vote on all matters relating to the Company.

    (ll) "Voting Member" means a Member holding a Voting Interest.

                                   SECTION 3
                                    MEMBERS

    3.1  MEMBERS.

    (a) Only Participating Providers and Hospital Entities, may be Members, except that subscribers of Membership Interests who are not admitted into a Practice Association for any reason may continue to hold Class A Interests and be Class A Members.

    (b) An individual Class B Member must maintain his status as a Participating Provider in order to hold a Class B Voting Interest in the Company.

    (c) Participating Providers in a Participating Practice must maintain their status as Participating Providers in order for that Participating Practice to continue providing services to MDNY and in turn in order to continue to hold Voting Interests in the Company.

    (d) Class B Interests may only be owned by Participating Providers. Class C Interests may only be owned by Hospital Entities.

    (e) No individual Class B Member may own more than one Class B Interest, but can own an unlimited number of Class A Interests, subject to availability and the discretion of the Board of Managers.

    3.2 ADDITIONAL CAPITAL CONTRIBUTIONS. Each Member may contribute from time to time such additional money or other property, subject to the provisions of
Section 3.1, as the Board of Managers may agree.

    3.3  OTHER MATTERS RELATING TO CAPITAL CONTRIBUTIONS.

    (a) Except as otherwise provided in this Agreement, no Member shall have the right to demand or receive a return of his Capital Contributions. Under circumstances requiring a return of any Capital Contributions, no Member shall have priority over any other Member nor the right to receive property other than cash, except as may be specifically provided herein.

    (b) No Member shall receive any interest, salary, or drawing with respect to his Capital Contributions or for services rendered on behalf of the Company or otherwise in his capacity as a Member, except as otherwise provided in this Agreement.

    (c) Provided that the Members act in accordance with the terms of this Agreement, the Members shall not be liable for the debts, liabilities, contracts, or any other obligations of the Company. Except as otherwise provided by mandatory provisions of applicable state law, a Member shall be liable only to make his Capital Contributions and shall not be required to lend any funds to the Company or, after his original Capital Contribution has been made, to make any additional Capital Contributions to the Company, except as provided herein.

    3.4  ISSUANCE OF OTHER MEMBERSHIP INTERESTS AND DEBT OBLIGATIONS.

    (a) In order to raise additional capital funds to acquire interests in other health care-related business opportunities or for any other purpose related to the operation of the Company, the Board of Managers, subject to the voting requirements of Section 4.5(a), is authorized to cause other Membership Interests in the Company, or warrants, options or other rights to acquire such, to be issued from time to time to Members or other Persons, and to admit such other Persons as additional Members with respect to the issuance of any Membership Interest in the Company. Except as otherwise provided herein, the Board of Managers shall have sole and complete discretion in determining the consideration and terms and conditions with respect to any such issuance.

    (b) Additional Membership Interests in the Company may be issued in one or more classes or series with such designations and preferences and relative, participating, optional or other special rights as, to the fullest extent permitted by law, may be fixed by the Board of Managers in their sole discretion, subject to the provisions of this Agreement and the voting requirements of Section 4.5(a), including variations among classes of Membership Interests in the Company in the following relative rights and preferences: (i) the right to Dividends; (ii) the rights upon dissolution and liquidation of the Company, (iii) if redeemable, the price at, and the terms and conditions on which, they are redeemable, (iv) if convertible, the rate at, and the terms and conditions on which, they may be converted into any class of Membership Interest in the Company; (v) the issuance thereof and matters relating to the assignment thereof; and (vi) the rights of holders to vote on matters relating to the Company and this Agreement; provided that (x) no such class or series shall be issuable except as set forth in Section 3.1, and (y) a class or series of Membership Interests shall provide the same designations, preferences and rights, including voting rights, for each Membership Interest within such class or series, and (z) Hospital Entities are not permitted to own Voting Interests equal to more than 50% of the outstanding Voting Interests held by Participating Providers (i.e., not more than 33 1/3% of all outstanding Voting Interests).

    (c) All additional Membership Interests will be issued subject to the requirement that the Member agree to be bound by the terms of this Agreement and grant a power of attorney to the officers of the Company to execute this Agreement on his behalf.

    (d) Upon the issuance of any additional Membership Interests in the Company, including any new class of Membership Interests, or upon the issuance of any option, warrant or other right to acquire a Membership Interest in the Company, the Board of Managers, without the consent of any Member, may amend any provision of this Agreement and execute, prepare and record such other documents as may be required in connection therewith or as may be necessary or desirable to reflect such issuance. In connection with any such issuance, the Board of Managers shall do all things necessary to comply with the Act and may take such other actions deemed to be necessary or advisable.

    (e) The Board of Managers is also authorized, subject to the voting requirements of Section 4.5(a), to cause the issuance of unsecured and secured debt obligations of the Company and debt obligations of the Company convertible into Membership Interests in the Company from time to time to Members or other Persons on terms and conditions established by the Board of Managers in its sole discretion.

    3.5 NO PREEMPTIVE RIGHTS. No Member shall have any preemptive right to purchase or subscribe for any new or additional Membership Interests in the Company by reason of the issuance of any new or additional Membership Interests in the Company, including the issuance of any new class of Membership Interests, any options, warrants or rights to acquire any new or additional Membership Interests in the Company or any debt obligations of the Company, whether convertible into Membership Interests in the Company or otherwise.

    3.6  MEETINGS OF MEMBERS.

    (a) The Class B Interests and Class C Interests entitle the holders thereof to vote on all matters to be voted on by Members of the Company, including, but not limited to, the election of Managers. The Class A Interests do not entitle their holders to voting rights, except as may be provided by this Agreement or the Act.

    (b) Meetings of the Class B Members and Class C Members are required to be held annually for the election of Managers and the transaction of such other business as may come before the meeting. Annual meetings of the Members, commencing in 1997, shall be held at a time and on a day between April 1 and May 20 to be selected by the Board of Managers. All meetings shall be held within or without the State of New York, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. In order for a meeting of the Members to be considered duly held with regard to a particular matter, a majority of the Members which are entitled to vote at such meeting on the particular question must be present, in person or by proxy, in order to constitute a quorum for the transaction of business. If a quorum is not present or represented at any meeting of the Members, the Members entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted at the meeting as originally noticed.

    (c) Any action to be taken at a meeting of the Members, or any action which may be taken at a meeting of the Members, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by Members holding the minimum number of Membership Interests necessary to authorize such action by vote at a meeting at which all Members entitled to vote were present and voted, and such consent shall have the same force and effect as a vote of the Members entitled to vote on the particular question. Every written consent shall bear the date of signature of each Member who signs the consent and no written consent shall be effective to take the action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this Section 3.6 to the Company, written consents signed by a sufficient number of Members to take the action are delivered to the Company, to the attention of the President, at the Company's principal place of business. Delivery made to the office of the Company shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of such action by less than unanimous written consent shall be given to those Members who would have been entitled to vote thereon and who have not consented in writing.

    (d) Special meetings of the Members may be called for any purpose by the President, or the Board of Managers or at the request in writing of a majority of the Managers, or at the request in writing of at least ten (10%) percent of all the Voting Interests entitled to vote at the meeting. A request directed to either the President or the Secretary shall state the purpose of the proposed meeting and business transacted at any special meeting of the Members shall be confined to the purpose stated in the notice of the meeting.

    (e) For purposes of determining the Members entitled to vote or act at any meeting or adjournment thereof, the Managers may fix in advance a record date which shall not be greater than sixty (60) days nor fewer than (10) days before the date of any such meeting. If the Managers do not so fix a record date, the record date for determining Members entitled to notice of or to vote at a meeting of Members shall be at the close of business on the business day immediately preceding the day on which notice is given, or if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

    (f) The record date for determining Members entitled to give consent to action in writing without a meeting, (1) when no prior action of the Managers has been taken, shall be the day on which the first written consent is given or
(2) when prior action of the Managers has been taken, shall be (a) such date as determined for that purpose by the Managers, which record date shall not precede the date upon which the resolution fixing it is adopted by the Managers and shall not be more than 20 days after the date of such resolution or (b) if no record date is fixed by the Managers the record date shall be the close of business on the day on which the Managers adopt the resolution relating to that action.

    (g) Only Members of record on the record date as herein determined shall have any right to vote or to act at any meeting or give consent to any action relating to such record date, provided that no Member who transfers all or part of such Member's Interest after a record date (and no transferee of such Interest) shall have the right to vote or act with respect to the transferred Interest as regards the matter for which the record date was set.

    (h) At least ten (10) days before each meeting of Members, and at least ten
(10) days before each written consent by Members, or such shorter period if time does not permit, a complete list of the Members entitled to vote at the meeting, arranged in alphabetical order, with the address of each and the amount of Membership Interests held by each, shall be prepared by the officer or agent having charge of the books. For a period of ten (10) days prior to the meeting, the list shall be kept on file at the principal office of the Company and shall be subject to inspection by any Member at any time during usual business hours. The list also shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any Members during the whole time of the meeting.

    (i) Written notice stating the place, day and hour of the meeting and the general nature of the purpose or purposes for which the meeting is called, shall be deposited in the United States mail or delivered within fifteen (15) days after the receipt of any request for a meeting. Any such meeting shall be held on a date not less than twenty (20) nor more than sixty (60) days after the date of such mailing or delivery of the notice of the meeting. Any such mailing or delivery of notice shall be by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each Member of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the Member at his address as it appears on the books of the Company. The date of notice for such a meeting and the meeting date may each be extended for a period of up to an additional sixty (60) days, if in the opinion of the President such additional time is necessary to permit preparation of proxy or information statements or other documents required to be delivered in connection with such meeting by any regulatory authorities.

    (j) When a quorum is present at any meeting, generally, the vote of the majority of the Voting Interests, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by the Act or this Agreement. Those matters requiring the affirmative vote of a majority of the entire Board of Managers and a separate vote of the majority of the Practitioner Managers and the majority of the Hospital Managers as provided in Section 4.5(a) may be voted and acted upon by the Members only by the separate majority votes of the holders of all Class B Interests voting as a class and of the holders of all Class C Interests voting as a class.

The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum. Any dispute relating to the number of votes cast on a particular matter shall be determined by an Inspector of Elections duly appointed by the Board of Managers or if no Inspector of Election is appointed by the regularly employed independent certified accountants of the Company, whose determination shall be final and binding for all purposes.

    3.7 PROXIES. A Member may issue or withhold his vote by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Unless a proxy provides otherwise and complies with the requirements of state law relating to irrevocable proxies, no proxy shall be valid after the expiration of eleven (11) months from the date thereof. Every proxy, unless by its terms irrevocable, shall be revocable at the pleasure of the Member executing it.

    3.8 VOTING AGREEMENTS. An agreement between two or more Members, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the Membership Interests held by them shall be voted as therein provided, or as they may agree, or as determined in accordance with a procedure agreed upon by them.

    3.9 LIST OF THE MEMBERS. An alphabetical list of the names, addresses, and business telephone numbers of the Members of the Company along with the number and designation of Membership Interests held by each of them (the "Member List") shall be maintained as part of the books and records of the Company and shall be available for inspection by any Member or such Member's designated agent, for any proper purpose related to such Member's Membership Interest, at the principal office of the Company upon the request of the Member. The Member List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Member List shall be mailed to any Member requesting the Member List within ten (10) days of the request. A reasonable charge for copy work may be charged by the Company. The purposes for which a Member may request a copy of the Member List include, without limitation, matters relating to Members' voting rights. If the Board of Managers wrongfully neglects or refuses to exhibit, produce, or mail a copy of the Member List as properly requested, the Board of Managers shall be liable to any Member requesting the Member List for the costs, including attorneys' fees, incurred by that Member for compelling the production of the Member List, and for actual damages suffered by any Member by reason of such refusal or neglect. The use of the Member List for any commercial purposes, including without limitation, the selling of such list or a portion thereof, shall not be a proper purpose for inspection thereof. The Board of Managers may require the Member requesting the Member List to represent that the Member List is not requested for a commercial purpose unrelated to the Member's Membership Interest in the Company. The remedies provided hereunder to Members requesting copies of the Member List are in addition to, and shall not in any way limit, other statutory remedies available to a Member.

                                   SECTION 4
                                   MANAGEMENT

    4.1 GENERAL. The Board of Managers shall be responsible for the management of the Company, its assets and the disposition thereof, and is responsible for the general policies of the Company and the general supervision of the Company's activities conducted by its officers, agents, employees, advisors or independent contractors as may be necessary in the course of the Company's business, and shall devote to the business affairs of the Company such time and effort as the Board of Managers may from time to time deem necessary. The Managers shall not be obligated to devote their time exclusively to the business of the Company. Individual Managers may only take action on behalf of the Company as authorized by the Board of Managers.

    4.2  COMPOSITION OF THE BOARD OF MANAGERS.

    (a) The number of Managers constituting the entire Board of Managers shall consist of twenty-nine (29) persons, eight (8) of whom ("Hospital Managers") will be designated by Designating Hospital Entities (as hereinafter defined) and twenty-one (21) of whom ("Practitioner Managers") will be designated by Designating Practitioner Entities (as hereinafter defined).

    (b) Effective on the date hereof, the Board of Managers shall be comprised of the fourteen (14) persons currently serving as directors of MDNY. Prior to the 1997 Annual Meeting of Holdings Members (the "1997 Meeting"), at the time of each sale or issuance of more than $1,000,000 of Membership Interests to Health Care Providers or a Practitioner Entity, the Practitioner Entity with which the holders of such series of Membership Interests are associated (each such Practitioner Entity and LIPH or any successor to LIPH's ownership of the Practice Associations currently owned by it, being a "Designating Practitioner Entity") shall have the right to designate, and the Board of Managers will elect to serve until the 1997 Meeting, such number of Practitioner Managers as shall bear, as near as possible, the same ratio to 10 as the total dollar amount of the consideration paid or contractually committed to be paid for Class A and Class B Membership Interests acquired or contracted to be acquired by such associated holders bears to the total consideration paid by or contractually committed to be paid by LIPH or its shareholders for shares of MDNY or Membership Interests; provided however, that no present Practitioner Manager will be required to resign from the Board of Managers prior to the 1997 Meeting to effect such election; and provided further that except as provided in Section 4.2(b), no Practitioner Manager vacancies currently existing will be filled prior to the 1997 Meeting.

    (c) Prior to the 1997 Meeting, at the time of each sale or issuance of more than $1,000,000 of Membership Interests to a Hospital Entity (each such Hospital Entity and CHNLI being a "Designating Hospital Entity"), such Designating Hospital Entity shall have the right to designate, and the Board of Managers will elect to serve until the 1997 Meeting, such number of Hospital Managers as shall bear, as near as possible, the same ratio to 4 as the total dollar amount of the consideration paid or contractually committed to be paid for Class A and Class C Membership Interests acquired or contracted to be acquired by such Hospital Entity bears to the total consideration paid or contractually committed to be paid by CHNLI for shares of MDNY; provided however, that no present Hospital Managers will be required to resign from the Board of Managers prior to the 1997 Meeting to effect such election; and provided further that except as provided in this Section 4.2(c) no Hospital manager vacancies currently existing will be filled prior to the 1997 Meeting.

    (d) The Board of Managers will, commencing with the 1997 Meeting, be elected by the holders of series B-1, B-2, B-3 and any other series of Class B and of series C-1 and any other series of Class C Membership Interests entitled to elect one or more Managers as set forth in this Section 4.2. All Managers will be elected by a plurality of votes cast by holders of each such series at a meeting at which a quorum is present; provided, however, that, if so specified by a Designating Practitioner Entity or a Designating Hospital Entity, the Managers to be elected by the owners of Voting Membership Interests associated with it shall be elected by Cumulative Voting. As more fully set out elsewhere in this Section 4.2, the Person(s) each series of each Class of Membership Interests shall be entitled to elect, voting separately, will be nominated by the Board of Managers based upon directions from the governing boards of the Designating Hospital Entities and, in the case of each series of Class B Membership Interests, the Designating Practitioner Entities with which the holders of such series are associated. Such Persons, unless they decline to serve or are found by the Board of Managers to be unqualified for reasons of character or fitness (in which case the respective Designating Practitioner Entity or Designating Hospital Entity will designate a substitute), will be nominated for election and proxies to vote for their election will be solicited by the Board of Managers. While this Section 4.2(d) determines the nominees for whom the Company will solicit proxies, it is not the exclusive method by which a Person may be nominated to be elected as a Practitioner Manager.

    (e) Commencing with the 1997 Meeting and subsequent thereto, the twenty-one
(21) Practitioner Managers shall be comprised of sixteen (16) primary care physicians or specialty care physicians other than psychiatrists ("Physician Practitioner Managers"), and five (5) other Health Care Providers that will consist to the extent practicable of one psychiatrist, one psychologist, one dentist, one chiropractor and one podiatrist (together with the Physician Practitioner Managers, the "Practitioner Managers"). If any specialty among the five (5) other Health Care Providers is unfilled or has a limited number of constituents, the Board of Managers shall have the authority to reallocate that Practitioner Manager seat to another specialty within this group. Every Practitioner Manager must be a Participating Provider in one of the Practice Associations.

    (f) Not less than 90 days prior to the anticipated date of the 1997 Meeting and each Annual Meeting thereafter, the Board of Managers shall (I) allocate the twenty-one (21) seats reserved for Practitioner Managers (including the sixteen
(16) seats for Physician Practitioner Managers) among each of the series of Class B Interests whose holders are associated with a Designating Practitioner Entity, in proportion, as near as possible, to the total dollar amount of the consideration paid or contractually committed to be paid for Class A and Class B Membership Interests purchased from the Company by the owners of all such series; provided, however, that in making such calculation, the holders of Class B-1 Membership Interests will be deemed to have acquired or contracted to acquire an amount of Class A and Class B Membership Interests equal to the dollar amount of such consideration contributed by LIPH for Class A Common Stock of MDNY, and in no event will the holders of the Class B-1 Membership Interests be allocated less than two (2) Physician Practitioner Managers or the holders of any series of Class B Interests for whom a Practitioner Entity has qualified as a Designating Practitioner Entity be allocated less than one (1) Practitioner Manager; and (II) allocate the eight (8) seats reserved for Hospital Managers among the series of Class C Interests held by the Designating Hospital Entities, in proportion, as near as possible, to the total dollar amount of the consideration paid or contractually committed to be paid for Class A and Class C Membership Interests purchased from the Company by such Designating Hospital Entities; provided, however, that in making such calculation, CHNLI, as the owner of Class C-1 Membership Interests, shall be deemed to have acquired or contracted to be acquired an amount of Class A and Class C Membership Interests equal to the dollar amount of such consideration contributed by CHNLI for Class B Common Stock of MDNY, and in no event will CHNLI be allocated less than two
(2) Hospital Managers or the holders of any series of Class C Interests for whom a Hospital Entity has qualified as a Designating Hospital Entity be allocated less than one (1) Hospital Manager.

    (g) The Board of Managers shall, not less than 90 days prior to the anticipated date of the 1997 Meeting and each Annual Meeting thereafter, notify each Designating Practitioner Entity and Designating Hospital Entity of the number of Managers to be elected by it or its associated owners. Each such Designating Practitioner Entity or Designating Hospital Entity shall have the right to designate the allocated number of Persons as nominees for membership on the Board of Managers. Such designation shall be made not later than fifteen days after receipt of Notice. The Board of Managers shall promptly notify the appropriate Designating Practitioner Entity or Designating Hospital Entity of any designee found unqualified for reasons of character or fitness so as to permit a substitute to be submitted and approved not later than 60 days prior to the scheduled Annual Meeting dates. If necessary, the Board of Managers will consult with the respective managing bodies of each of the Designating Practitioner Entities concerning their proposed nominees to attempt to arrive at a consensus among them so as to achieve the required distribution of Board seats among the different classes of practitioners set forth in Subsection 4.2(e). To the extent the Board of Managers is unable to obtain a consensus, a lottery will be held to determine an order and sequence in which each of the Designating Practitioner Entities will designate nominees to Board seats to the extent necessary to achieve the required allocation.

    (h) If, subsequent to the 1997 Meeting, there are additional sales of Membership Interests and the Company issues any additional series of Class B or Class C Interests which would entitle the holders of such series to elect, voting as a separate class, one or more Practitioner Managers or Hospital Managers, the associated Designating Practitioner Entity or Designating Hospital Entity will be entitled, during the interim between such sale and the next Annual Meeting of Members to have up to two (2) Persons attend and participate, without voting, in all meetings of the Company's Board of Managers and of MDNY's Board of Directors.

    4.3 VACANCIES. After the 1997 Meeting any vacancy in the Board will be filled by the Board of Managers as follows: (a) the governing Board of the respective Designating Hospital Entity or Designating Practitioner Entity which nominated the Manager whose resignation, removal or withdrawal gave rise to the vacancy shall designate a person to fill such vacancy, (b) such Person, unless he or she declines to serve or is found by the Board of Managers to be unqualified for reasons of character or fitness (in which case the respective Designating Practitioner Entity or Designating Hospital Entity will designate a substitute), will be elected a Manager by the Board to fill the vacancy. A Manager elected to fill a vacancy shall serve the unexpired term of the Manager being replaced.

    4.4 RIGHTS AND POWERS OF THE BOARD OF MANAGERS. The Board of Managers shall have full charge of the overall management, conduct and operation of the Company in all respects and in all matters and shall have the authority to act on behalf of the Company in all matters respecting its businesses and assets, subject to any limitations in or contrary provisions of this Agreement. The power and authority of the Board of Managers pursuant to this Agreement shall be liberally construed to encompass all acts and activities in which a limited liability company may engage under the Act. The Board of Managers, subject to the voting requirements of Section 4.5(a), is empowered to perform any acts they deem necessary, appropriate or desirable for the furtherance of the Company and its purposes that are not specifically prohibited by this Agreement or applicable law including, without limitation, the power to:

    (a) Make investments, either directly or through subsidiaries, by purchase, lease, exchange or otherwise as may be necessary, convenient or incidental to the accomplishment of the purposes of the Company, including any transaction the Board of Managers deems advisable;

    (b) Operate, maintain, finance, improve, own, grant options with respect to, sell, convey, assign, mortgage, exchange or lease Company property or assets, as may be necessary, convenient or incidental to the accomplishment of the purposes of the Company;

    (c) Enter into and execute all agreements, contracts, instruments and related documents necessary or appropriate in connection with the operation of the Company's business, including, without limitation, billing, management and administrative agreements and contracts with Persons performing such services for the Company's business;

    (d) Purchase and maintain, in its sole discretion and at the expense of the Company, liability, indemnity and any other insurance sufficient to protect the Company, the Members, the Board of Managers, the Company's officers, employees, agents, partners or any other Person, from those liabilities and hazards which may be insured against in the conduct of the business and in the management of the business and affairs of the Company;

    (e) Employ and dismiss Persons in the operation and management of the Company's business on such terms and for such compensation as the Board of Managers shall reasonably determine;

    (f) Borrow money, including, without limitation, borrowings from any affiliate of the Company, and issue evidences of indebtedness, and as security therefor to mortgage or encumber any or all of the Company's property or assets;

    (g) Negotiate, enter into, renegotiate, extend, renew, terminate, modify, amend, waive, execute, acknowledge or take any other action on behalf of the Company with respect to any lease or sublease;

    (h) Employ and dismiss attorneys, accountants, investment bankers and other professional advisors on behalf of the Company;

    (i) Pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise, upon such terms as may be determined and upon such evidence as may be deemed sufficient, any obligation, suit, liability, cause of action, or claim, including taxes, either in favor of or against the Company, including amendment of the Company tax returns and amendment of this Agreement to permit operation of the Company in accordance with any such settlement of tax issues;

    (j) Establish, from the proceeds of the sale of Membership Interests in the Company and from income derived from the Company's operations, such reserves as the Board of Managers, in its sole discretion, shall deem reasonable to meet anticipated Company expenses or for other business purposes and consistent with the Company's operating philosophy that (i) MDNY's marketplace is highly competitive and market share and continued expansion are vital to the success of MDNY; (ii) substantial reserves are necessary to compete effectively and MDNY should accumulate a "war chest of reserves" during its initial years of operation, and (iii) after sufficient reserves are obtained, the medical payout ratio may be progressively increased to 90%;

    (k) Deposit, withdraw, invest, pay, retain and distribute the Company's funds in any manner consistent with the provisions of this Agreement;

    (l) Execute and file with any state tax authority, if necessary or appropriate to comply with or minimize withholding obligations under the laws of that state, a statement on behalf of Members and holders of other equity interests in the Company acknowledging and confirming their obligations to file tax returns with such state;

    (m) Subject to the provisions of this Agreement, in the Board's sole discretion, admit additional Members upon the purchase of a Membership Interest;

    (n) Subject to the provisions of this Agreement, cause the Company to issue additional classes of Membership Interests in the Company, and other securities and debt or equity interests in the Company which may be different in any respect from the previously issued Membership Interests in the Company, all on such terms and at such prices as the Board of Managers may determine in its sole discretion;

    (o) Make, execute, assign, acknowledge and file on behalf of the Company all documents or instruments of any kind which the Board of Managers may deem necessary or appropriate in carrying out the business of the Company, including, without limitation, powers of attorney, agreements of indemnification, sales contracts, deeds, options, loan obligations, mortgages, deeds of trust, notes, documents or instruments of any kind or character and amendments thereto;

    (p) Make any election on behalf of the Company, as is or may be permitted under the Code or under the taxing statute or rule of any state, local, foreign or other jurisdiction, and to supervise the preparation and filing of all tax and information returns which the Company may be required to file;

    (q) In its sole discretion, declare and pay Dividends to Members in accordance with this Agreement;

    (r) Pursuant to the terms of this Agreement cause the Company to repurchase Membership Interests in the Company or other equity interests, or options, warrants or other rights to acquire such, which may be outstanding from time to time or in privately negotiated transactions at prices then agreed upon;

    (s) Possess and exercise any additional rights and powers of a Board of Managers under the Act (and any other applicable laws), to the extent not inconsistent with this Agreement; and

    (t) Engage in any kind of activity and perform and carry out contracts of any kind necessary in connection with, or incidental to the purposes of, the Company, as may be lawfully carried on or performed by a limited liability company under the laws of each state in which the Company is then formed or qualified.

    4.5 MEETINGS OF THE BOARD OF MANAGERS. (a) With the exception of those matters hereinafter set forth in the Act, the vote of the majority of Managers voting together, represented at a meeting at which a quorum is present, is required for Board action. A majority of the total number of Managers will constitute a quorum for the transaction of business. The following matters require the affirmative vote of the majority of the entire Board, and, by separate vote, the majority of the Practitioner Managers and the majority of the Hospital Managers (subject to the limitations of Section 8):

       (i) The dissolution, merger or consolidation of the Company, or the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company (each a "Fundamental Change");

       (ii) A change in this Agreement;

       (iii) The sale of any shares of MDNY Common Stock owned by the Company;

       (iv) The establishment by the Company of a new line of business other than the operation of an insurance company, or the establishment of any subsidiary (corporate or other) of the Company whose board of directors (or similar managing body) does not reflect the same proportion of Practitioner Managers (or their designees) and Hospital Managers (or their designees) as the Board of Managers of the Company;

       (v) The issuance of additional Membership Interests; except that (w) Hospital Entities may, without Board approval, purchase, at unit prices comparable to those paid by other Members, Membership Interests in order to maintain or restore the ten percent (10%) ownership required to preserve the rights and preferences of Class C Interests as set forth in Section 8 herein; (x) except that the issuance and sale of additional Class B Interests to Participating Providers solely in connection with a proposed expansion of the service area of MDNY (which expansion has been approved by the Board of Directors of MDNY) may be approved solely by the affirmative vote of at least a majority of the Practitioner Managers, and that the issuance and sale of additional Class C Interests to Hospital Entities solely in connection with a proposed expansion of the service area of MDNY (which expansion has been approved by the Board of Directors of MDNY) may be approved solely by the affirmative vote of at least a majority of the Hospital Managers; and (y) provided, however, that if, in either case, such sales are made to persons or entities whose practice or hospital is in a geographic area in which MDNY has already contracted for the provision of medical services or hospital facilities, then a vote of the majority of the entire Board and a separate vote of the Practitioner Managers practicing in such geographic area or Hospital Managers who were designated by the Hospital Entity where affiliated hospital(s) are located in such geographic area will be required.

       (vi) The Company making any commitment of funds or assets, including, but not limited to, entering into any agreement, borrowing or making other financial arrangements, with a value in excess of $1,000,000 ("Major Commitment"); and

       (vii) The determination of the amount of any dividends received from MDNY which shall be distributed to the Company's Members, which distribution shall be pro rata in accordance with their Membership Interests.

       (viii) Action which would result in any subsidiary of the Company having, from the total number of its directors or Managers appointed by the Company, a number of Health Care Providers and representatives of Hospital Entities disproportionate to the numbers of such persons then serving as Managers of the Company.

In addition, (A) the vote of the majority of CHNLI's representatives on the Board is required to approve any change or amendment to paragraph (b) of Article II of MDNY's by-laws relating to ethical principles; and (B) any change in this Agreement which would alter the rights or privileges of the holders of any Class or series of any Class of Membership Interests must be approved by a majority of the Managers who own such Class or series.

    (b) If a quorum shall not be present at any meeting of the Board of Managers, the Managers present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Regular or special meetings of the Board of Managers may be held either within or without the State of New York.

    (c) The Chairman of the Board, if one is elected by the Board of Managers, shall preside at all meetings of the Board of Managers and shall have such other powers and duties as may from time to time be prescribed by the Board of Managers, based upon written direction given to him pursuant to resolution duly adopted by the entire Board of Managers and separate majorities of the Practitioner Managers and Hospital Managers.

    (d) Regular meetings of the Board of Managers shall be held quarterly for the purpose of the transaction of such business as may come before the meeting. One such meeting shall be held following the Annual Meeting of Members and at such meeting officers shall be elected. Regular meetings of the Board may be held without notice at such time and place as shall from time to time be determined by resolution of the Board of Managers.

    (e) Special meetings of the Board of Managers may be called by the Chairman of the Board or the President and shall be called by the Secretary on the written request of two (2) Managers. Notice of the time, place and general nature of the purpose or purposes of a special meeting of the Board of Managers shall be given to each Manager at least five (5) days before the date of the meeting.

    (f) Attendance of a Manager at any meeting shall constitute a waiver of notice of such meeting, except where a Manager attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Except as may otherwise be provided by the Act, or by this Agreement, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Managers need be specified in the notice or waiver of notice of such meeting.

    (g) The majority of the Managers, together with separate majorities of the Practitioner Managers and the Hospital Managers, may from time to time designate certain of the Managers to constitute committees, including an executive committee, which shall in each case consist of such number of Managers, not less than one, and shall have and may exercise such powers as the Managers may determine and specify in the respective resolutions appointing them. A majority of all of the members of any such committee may determine its action and fix the time and place of any meeting, unless the Managers shall otherwise direct. The Managers shall have the power at any time to change the number and the members of any such committee and to discharge any such committee.

    (h) Any action required or permitted to be taken at any meeting of the Managers or executive committee may be taken without a meeting if a consent in writing setting forth the actions so taken is signed by all the Managers or all the members of such committee, as the case may be. If any action is so taken by the Managers by written consent of less than all of the Managers, prompt notice of the taking of such action shall be furnished to each Manager who did not execute such written consent, provided that the effectiveness of any such action shall not be impaired by any reasonable delay in giving such notice.

    (i) Members of the Board of Managers may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all members participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

    4.6  ELECTION OF THE BOARD OF DIRECTORS OF MDNY.

    (a)(i) The Board of Directors of MDNY shall consist of eighteen (18) members. Four (4) of the Board members must be enrollees in MDNY's health care plans, eight (8) members will be Physician Practitioner Managers of the Company, two (2) members will be other Health Care Providers who are Practitioner Managers of the Company (together with the Physician Practitioner Managers, the "Practitioner Directors"), and four (4), subject to the limitations of Section 8 herein, shall be Hospital Managers of the Company (the "Hospital Directors"). The Company shall make nominations and cast its votes as a shareholder of MDNY such that, with the exception of the MDNY enrollees, Members of MDNY's Board of Directors must be elected from and be members of the Company's Board of Managers. The Hospital

Directors on the MDNY Board shall be nominated by and from the Hospital Managers of the Company and the Practitioner Directors on the MDNY Board shall be nominated by and from the Practitioner Managers of the Company. These Hospital Directors and Practitioner Directors shall be elected for terms coextensive with their terms as Managers of the Company.

    (ii) Notwithstanding anything to the contrary set forth in Section 4.6(a)(i), if the holders of a series of Class B Interests or Class C Interests have elected one or more Practitioner Managers or Hospital Managers, then at least one Manager elected by the holders of each such series shall be elected as a Practitioner Director or Hospital Director, as applicable; provided that if the holders of the Class B-1 Interests or the Class C-1 Interests have not, for any reason, elected at least one Practitioner Manager or one Hospital Manager, then a Person nominated by the Designating Practitioner Entity or Designating Hospital Entity with which such series is associated shall be elected as a Practitioner Director or Hospital Director, as applicable; and provided, further, that the numbers and types of Directors provided for in Section 4.6(a)(i) shall not be changed hereby. If the holders of a series of Class B Interests or Class C Interests have elected more than one Practitioner Manager or Hospital Manager, then a majority of the Managers elected by the holders of such series shall designate which such Manager shall be elected as a Practitioner Director or Hospital Director, as applicable, in accordance with the preceding sentence. The remaining Practitioner Directors and Hospital Directors shall be elected as provided for Section 4.6(a)(i).

    (b) In determining the manner in which the Company will vote its shares of MDNY Common Stock on certain matters, an affirmative vote of the majority of all the Practitioner Managers and of the majority of all the Hospital Managers voting separately (subject to the limitations of Section 8), is required. These matters include, but are not limited to, the following:

        (i) A Fundamental Change of MDNY;

        (ii) The establishment, modification or change to the risk-sharing methodology for funding hospital risk pools, including the percentage of medical expenses allocated to hospital risk pools and the nature of items charged against hospital risk pools;

       (iii) Selection, inclusion or termination of hospitals which are Participating Providers with MDNY or with an independent Practice Association under contract to MDNY;

        (iv) A Major Commitment by MDNY;

        (v) The issuance of additional shares of MDNY Common Stock, except to the Company;

        (vi) The establishment by MDNY of a new line of business other than a health maintenance organization, or the establishment of any subsidiary (corporate or other) of MDNY whose board of directors (or similar proportion of Practitioner Directors (or their designees) and Hospital Directors (or their designees) as the Board of Directors of MDNY;

       (vii) A change in MDNY's Certificate of Incorporation; and

      (viii) A change in MDNY's by-laws affecting to or relating to the purpose of MDNY or the selection, term, termination and qualifications of individuals comprising the MDNY Board or any committee thereof; provided further, that any change to the provision of MDNY's by-laws which states that MDNY shall not offer medical services that are morally objectionable to the Diocese of Rockville Centre as part of its basic benefit plan, but only as a rider to ensure that each of the CHNLI hospitals and/or CHNLI shall not derive any economic benefit from the sale of such coverage or from the provision of such services, shall require the affirmative vote of a majority of those MDNY Directors that are affiliated with CHNLI.

In addition, if the matter in question would adversely affect MDNY's providers or participants in a particular geographic region, the votes of the Practitioner Directors and Hospital Directors must include the affirmative vote of a majority of the Directors representing that region; that is, the Directors who are associated with a Practitioner Entity or Hospital Entity whose associated practitioners or hospitals operate in such subdivision. For purposes of this provision, a matter would be deemed to "adversely affect" a geographic subdivision if the matter involved a policy, financial arrangement or other determination that would, on its face, treat, affect or otherwise apply to a geographic subdivision in a different way such that the providers or participants in such geographic subdivision were materially disadvantaged thereby.

    The Certificate of Incorporation of MDNY shall provide that each of the matters provided for in this Section 4.6(b) as requiring the separate majority vote of Practitioner Managers and Hospital Managers for determination of the manner in which the Company will vote its shares of MDNY stock shall only be acted upon by the directors of MDNY pursuant to the separate majority vote of MDNY Practitioner Directors and MDNY Hospital Directors.

    (c) Subject to the limitations of Section 8 herein, the Board of Directors of MDNY, by resolution adopted by a majority of such Board, shall designate from among its members: (i) a Finance Committee of such Board, which shall be comprised of three (3) Practitioner Directors and three (3) Hospital Directors;
(ii) a Hospital Selection Committee which shall be comprised of three (3) Practitioner Directors and three (3) Hospital Directors; (iii) a Medical Delivery Committee, which shall be comprised of four (4) Hospital Directors and eight (8) Practitioner Directors; (iv) a Customer Satisfaction Committee, which shall be comprised of two (2) Practitioner Directors and four (4) administrative staff representatives of MDNY; and (v) a Marketing and Product Development Committee which shall be comprised of four (4) Practitioner Directors and two
(2) Hospital Directors. With the exception of the Finance Committee, each of the foregoing committees of the MDNY Board of Directors shall act solely in an advisory capacity with respect to the Board of Directors. The Finance Committee, in addition to any other powers granted to it by resolution of the MDNY Board of Directors, shall be vested with the authority to (i) perform a full review of, and to approve, the annual budget of MDNY, and, only after the budget is approved by the Finance Committee, shall the budget be submitted to the entire Board of Directors of MDNY, which Board must either adopt or reject such approved budget in its entirety, provided, however, that if, after a diligent good faith effort, the Finance Committee shall be deadlocked over the terms of the budget, the terms of the budget shall be determined by the entire Board of MDNY and shall only become effective when approved by a two-thirds (2/3) majority of all directors of MDNY, (ii) report on the financial condition of MDNY to the MDNY Board, (iii) establish cash management policy and assure maintenance of adequate reserves for MDNY, (iv) review rate filing submissions by MDNY, and (v) review and approve any dividend to be paid by MDNY to the Company.

    (d) MDNY shall undertake to establish a contractual relationship with and make its network available to Fidelis, a prepaid health service plan. Fidelis will, in turn, offer to the participating practitioners and facilities in MDNY the opportunity to participate in its plan and shall consider entering into other arrangements with MDNY that may be to the mutual benefit of both parties. MDNY agrees not to establish its own medicaid-only plan, provided that MDNY is not required, by state or federal law, regulation or policy to establish its own plan and is not subject to any special tax, surcharge or other assessment because it has not established its own medicaid-only plan.

    4.7  OTHER MATTERS CONCERNING THE BOARD OF MANAGERS.

    (a) The Board of Managers may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document believed by such members to be genuine and to have been signed or presented by the proper party or parties.

    (b) The Board of Managers may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisors selected by it and any opinion of any such Person as to matters that the Board of Managers reasonably believes to be within such Person's professional or expert competence shall be full and complete justification and protection in respect of any action taken or suffered or omitted by the Board of Managers hereunder in good faith and in reliance on such opinion.

    (c) The Board of Managers shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers or a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the Board of Managers in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the Board of Managers hereunder.

    4.8 LIMITATIONS ON AUTHORITY. The Board of Managers shall have no authority to do any act prohibited by law nor shall the Board of Managers have any authority to:

        (a) Do any act in contravention of this Agreement or of the Certificate of Incorporation of MDNY;

        (b) Do any act which would make it impossible to carry on the ordinary business of the Company;

        (c) Possess Company property, or assign rights in specific Company property, for other than a Company purpose; or

        (d) Knowingly perform any act that would subject any Member or holder of other equity interests to liability as a member of a limited liability company in any jurisdiction.

    4.9 WITHDRAWAL OF MANAGERS. A member of the Board of Managers shall be deemed to have withdrawn from the position of Manager of the Company upon the occurrence of any one of the events listed in this Section 4.9 (each such event herein referred to as an "Event of Withdrawal"):

        (a) The Manager voluntarily resigns or retires from the position of Manager of the Company by giving 20 days' prior written notice to the Company and to the Board of Managers.

        (b) The Manager is removed pursuant to Section 4.10 hereof.

        (c) The death of the Manager.

        (d) The insanity of the Manager.

        (e) The Manager:

            (i) makes a general assignment for the benefit of creditors;

            (ii) files a voluntary bankruptcy petition;

           (iii) files a petition or answer seeking for himself a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law;

            (iv) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in a proceeding of the type described in paragraphs (i) through (iii) of this subsection; or

            (v) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of all or any substantial part or his properties.

            (f) A final and non-appealable judgment is entered by a court with appropriate jurisdiction ruling that the Manager is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the Manager, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect.

            (g) The withdrawal of the Manager as a Member pursuant to Section
       6.4 hereof.

If an Event of Withdrawal specified in subsections (e) or (f) of this Section
4.9 occurs, the withdrawing Manager shall give written notice to the other Managers within 30 days after such occurrence. Only the Events of Withdrawal described in this Section 4.9 shall result in withdrawal of a Manager from such position. The withdrawal of a Manager will result in a vacancy to be filled in the manner set forth in Section 4.3.

    4.10 REMOVAL OF A MANAGER. A member of the Board of Managers may be removed for cause by the vote of a majority of the Company's Voting Interests. Any or all of the Managers may be removed without cause solely by action of the holders of a majority of the series of Class B Interests or Class C Interests associated with the Designating Practitioner Entity or Designating Hospital Entity which nominated such Manager or Managers; provided, however, that if less than all of the Managers nominated by such Designating Practitioner Entity or Designating Hospital Entity are to be removed, no such individual Manager may be removed if the Class B Interests or Class C Interests, as applicable, voted against his removal would be sufficient to elect him if voted, in such manner as would have been permissible under the governing instruments of such Designating Practitioner Entity or Designating Hospital Entity at an election at which (i) the same total number of votes were cast as at the vote on removal and (ii) the entire number of Managers which the Designating Practitioner Entity or Designating Hospital Entity is entitled to nominate were being elected. Any removal pursuant to this Section 4.10 shall not affect the Membership Interest in the Company owned by the removed Manager or otherwise constitute the Manager's withdrawal as a Member. The removal of a Manager will result in a vacancy to be filled in the manner set forth in Section 4.3.

    4.11 OFFICERS. One or more individuals, including any Manager, may be appointed by the Board of Managers as officers of the Company. Such individuals shall have such titles and exercise and perform such powers and duties as shall be assigned to them from time to time by the Board of Managers. Officers appointed by the Board of Managers shall have such authority to bind the Company as the Board of Managers shall determine. The officers shall not be obligated to devote their time exclusively to the business of the Company. Any officer may be removed by the Board of Managers at any time, with or without cause. Each officer shall hold office until his or her successor is selected by the Board of Managers and qualified. Any number of offices may be held by the same individual. The salaries and other compensation of the officers shall be fixed by the Board of Managers.

    4.12 COMPENSATION; EXPENSES. In the event that any Member (including any Manager) performs services on behalf of the Company, such Member shall receive such fees, salary, and commissions and shall be reimbursed for any reasonable direct expenses incurred in connection with the Company's business as the Board of Managers may determine.

    4.13 CONSENT OF MEMBERS. To the fullest extent permitted by law, the Members hereby consent to the exercise by the Board of Managers of the powers conferred on them by this Agreement.

    4.14 THIRD PARTY RELIANCE. Any Person dealing with the Company as to any matter may rely solely on written advice from the Board of Managers and such Person shall not be required to determine or inquire into the authority or power of the Board of Managers to bind the Company or to execute, acknowledge or deliver any and all documents in connection therewith. As to the authority of the Board of Managers to act on behalf of the Company and as between the Company or the Board of Managers, on the one hand, and such other Person, on the other hand, the facts stated in any such written advice from the Managers will be conclusive and binding on the Company and the Board of Managers.

    4.15  LIMITATIONS ON LIABILITY; INDEMNIFICATION AND CONTRIBUTION.

    (a) No Manager or officer of the Company shall be personally liable, responsible or accountable in damages or otherwise to the Company or any of the Members for any act or omission performed or omitted by him in such capacity, or for any decision made in such capacity, except in the case of a judgment or other final adjudication that establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled or that with respect to a distribution the subject of
Section 508(a) of the Act, his acts were not performed in accordance with
Section 409 of the Act. For
purposes of this Section 4.15, the fact that an action, omission to act or decision is taken on the advice of counsel for the Company shall be evidence of good faith and lack of fraudulent conduct.

    (b) The Company shall indemnify and hold harmless the Board of Managers, the officers, employees and agents of the Company (individually, an "Indemnitee") from and against any and all, joint and several, losses, claims, demands, costs, damages, liabilities, expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which an Indemnitee may be involved, or threatened to be involved, as a party or otherwise ("Liabilities"), arising out of, in connection with or incidental to the business of the Company including all liabilities under the Federal and state securities laws as permitted by law, regardless of whether an Indemnitee continues to be a Manager, or an officer, employee or agent of the Company, at the time any such liability or expense is paid or incurred, if a judgment or other final adjudication adverse to such Indemnitee establishes that (i) the Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) the Indemnitee personally gained in fact a financial profit or other advantage to which he was not legally entitled. The termination of any action, suit or proceeding by settlement or upon a plea of nolo contendere, or its equivalent, shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee's actions constituted active or deliberate dishonesty, bad faith, intentional misconduct, a knowing violation of law or that he gained a financial profit or other advantage to which he was not legally entitled.

    (c) Expenses (including legal fees and expenses) incurred in defending any proceeding subject to subsection (a) of this Section 4.15 shall be paid by the Company in advance of the final disposition of such proceeding upon receipt of an undertaking (which need not be secured) by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined, by a court of competent jurisdiction or otherwise, that the Indemnitee is not entitled to be indemnified by the Company as authorized hereunder.

    (d) The indemnification provided in this Section 4.15 shall be in addition to any other rights to which each Indemnitee may be entitled under any agreement or vote of the Members, as a matter of law or otherwise, and shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitee. Such indemnification, however, shall only apply to Liabilities incurred by virtue of the Indemnitee's status as a Manager, or officer, employee or agent of the Company, and not as to Liabilities incurred in other capacities (for example, by virtue of contracting with the Company).

    (e) The Company may purchase and maintain insurance on behalf of any one or more Persons against any Liabilities which may be asserted against or expense which may be incurred by such Persons in connection with the Company's activities, whether or not the Company would have the power to indemnify such Person against such Liability under the provisions of this Agreement.

    (f) Any indemnification hereunder shall be satisfied only out of the assets of the Company and no Member shall be subject to personal liability by reason of these indemnification provisions.

    (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 4.15 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

    (h) The provisions of this Section 4.15 are for the benefit of the Indemnitees and the heirs, successors, assigns, administrators and personal representatives of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Persons.

    (i) Any Indemnitee that proposes to assert the right to be indemnified under this Section 4.15 shall, promptly after receipt of notice of any action which may be subject to indemnification hereunder, notify the Company of the commencement of such action, enclosing a copy of all papers served. The failure so to notify the Company of any such action shall not relieve it from any liability that it may have to any Indemnitee hereunder, unless such Indemnitee is prejudiced thereby. In case any such action shall be brought and notice given to the Company of the commencement thereof, the Company shall be entitled to participate in, and to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee, and after notice from the Company to such Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to such Indemnitee for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by such Indemnitee at the request of the Company in connection with the defense thereof. The Indemnitee shall have the right to employ separate counsel and to participate in (but not control) any such action, but the fees and expenses of such counsel shall be the expense of such Indemnitee unless (i) the employment of counsel by such Indemnitee has been authorized by the Board of Managers, (ii) the employment of separate counsel is necessitated by a conflicting interest among Indemnitees, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action. In each case, the fees and expenses of counsel shall be at the expense of the Company. The Company shall not be liable for any settlement of any action or claims effected without its written consent unless the Company has failed to assume the defense of any such action or claims.

    (j) If the indemnification provided for in this Section 4.15 is found to be unenforceable or is unavailable to the Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by the Indemnitee, whether for expenses, judgments, fines, taxes, penalties and amounts paid in settlement in connection with any action, suit or proceeding, in such proportion as is deemed fair and reasonable in light of all the circumstances of such action by Board action, arbitration or by the court before which such action was brought in order to reflect (i) the relative benefits received by the Company and the Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such action; and/or (ii) the relative faults of the Company (and its Managers, officers, Members, employees and agents) and the Indemnitee in connection with such event(s) or transaction(s).

                                   SECTION 5
                         ACCOUNTING, BOOKS AND RECORDS

    5.1 ACCOUNTING, BOOKS AND RECORDS. The Company shall maintain at its principal place of business separate books of account for the Company which shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of the Company and the operation of its business in accordance with generally accepted accounting principles consistently applied. Any Member or his designated representative shall have the right, at any reasonable time, upon written request stating the purpose for such inspection, to have access to and inspect and copy the contents of such books or records. The Company shall file the Annual Reports required to be filed by the New York Intrastate Financing Act with the Department of Law and mail a copy of this Annual Report to the Members of the Company.

    5.2 REPORTS. The Board of Managers shall be responsible for the preparation of financial reports and tax and information returns of the Company and the coordination of financial matters of the Company with the Company's accountants. The Board of Managers shall ensure that the Company complies with the reporting requirements of the Securities and Exchange Act of 1934, as amended, and that within 90 days after the close of the Company's fiscal year, the Company mails to each Member an annual report of its independent public accountants containing audited financial statements of the Company.

                                   SECTION 6
                WITHDRAWAL OR OTHER TERMINATION OF PARTICIPATION
                           IN A PRACTICE ASSOCIATION

    6.1 WITHDRAWAL OR TERMINATION. In the event (i) an individual who is a Member withdraws from or otherwise ceases to be a member of a Practice Association for any reason other than death or retirement;

or (ii) a Participating Practice with which such Member is associated becomes bankrupt, dissolves or liquidates or ceases to be a member of a Practice Association for any reason; or (iii) there is a suspension for more than 60 days of the hospital services to MDNY promoted or sponsored by a Member; or (iv) a Member is associated with a Practice Association whose contract with MDNY terminates; or (v) the contract between MDNY and a Member or the contract between MDNY and a Hospital Entity with which a Member is associated, for hospital services promoted or sponsored by such Member or Hospital Entity is terminated, then, in each such event, the Company shall have the right but not the obligation, to purchase that Member's Membership Interests, in whole or in part. Notwithstanding the foregoing, the Company shall not have the right to purchase the Membership Interests of a Member if the event which would otherwise give rise to such right is the transfer by a Member or a Hospital Entity with which such Member is associated, of his or its Class C Interests to a Hospital Entity approved by the Board of Managers, and such transferred Class C Interests shall continue to be Class C Interests when owned by the transferee. Except as set forth in the previous sentence, upon the occurrence of an event giving rise to the Company's purchase rights hereunder, the affected Member's Voting Interest shall automatically be converted into Class A Interests. The Member must provide the Company with a writing (a "Notice") addressed to the Company's President. The Notice shall be deemed to be an offer to sell that Member's entire Membership Interest at a purchase price equal to the value of an Interest determined by the Company's independent certified public accountants or an independent consultant appointed by the Company at the end of the most recent fiscal year completed prior to the date of the Member's offer to sell his Membership Interest. The Company's right of purchase may be exercised in whole or in part. In the event the Company shall decline to purchase any or all of a Member's Membership Interests (or fail to respond) within ten (10) days after receipt of the Notice, then subject to the provisions of this Agreement, the Member may offer any remaining Membership Interests to another member of a Practice Association. In such event, however, any Voting Interest shall automatically be converted into a Class A Interest. In the event a Participating Provider that is a member of a Participating Practice withdraws from a Practice Association but the Participating Practice is able to maintain its membership in the Practice Association, and the Company does not purchase any or all of his Membership Interests, he may sell his Membership Interests to other members of the Participating Practice. If the purchaser is a Member owning Voting Interests, the Voting Interest sold will automatically be converted into Class A Interests.

    7 DEATH OF A MEMBER. Upon the death of an individual Member, the decedent's estate shall have two years from the date of death within which to sell such decedent's medical practice or interest in a group practice. Once the estate has secured a purchaser for the practice, such purchaser shall have the right to join the appropriate Practice Association and purchase all of the estate's Membership Interests upon satisfying the credentialing criteria of the Practice Association. If after the passage of two years, either the estate has been unable to find a purchaser of the decedent's practice, or if during the two-year period, the estate finds a purchaser who either does not qualify for participation in the appropriate Practice Association or does not want to participate in the appropriate Practice Association, the Company shall have the right, but not the obligation, to purchase the estate's Membership Interests, in whole or in part. The Company's right to purchase the Membership Interests shall be exercised in the same manner as that set out in Section 6.1 herein.

    In the event the Company chooses not to purchase any or all of the estate's Membership Interests, the estate may offer and sell the Membership Interests to another Member of the Company. In such event, however, each Class B Membership Interest shall be automatically converted into one Class A Membership Interest to maintain the one Member-one vote structure. An estate of a Member who was a member of a Participating Practice may then sell the Membership Interests to the other members of the Participating Practice who are Participating Providers, provided, however, that if any such Person becomes the owner of more than one Class B Membership Interest, such excess will be converted to Class A Membership Interests.

    7.1 RETIREMENT OF A MEMBER. Upon the retirement of an individual Member from his practice, the Member has three options: (i) request that his Voting Interest be converted into a Class A Interest, in which case he can continue to hold all of his Membership Interests, or (ii) sell the Membership Interests owned by him to a Participating Provider who is already a Member of the Company, provided, that his Class B Membership Interest sold shall be automatically converted into a Class A Interest, or (iii) within two years of the date of his retirement, find a purchaser for his practice or his interest in his group practice and sell his Membership Interest to the purchaser of such practice or Interest, subject to the purchaser joining the appropriate Practice Association, satisfying the credentialing criteria of the Practice Association and obtaining the consent of the Board of Managers. In the event such purchaser is a Participating Provider in a Practice Association, any Class B Membership Interest sold shall be automatically exchanged for one Class A Membership Interest.

    7.2 TRANSFER OF MEMBER'S INTEREST IN REGIONAL HOLDING COMPANIES. In the event the interests of a Member in a regional holding company, including HVPH, LIPH and QPH, are transferred, sold, assigned, etc. this transfer shall be deemed a withdrawal from the Company by such Member and such Member's Membership Interests will be subject to the provisions of Section 6.1.

    7.3  EFFECTIVE DATE.  Any admission of a Member pursuant to Section 3.1,
Section 3.4 or this Section 6 shall be deemed effective as of the last day of the calendar month in which such admission occurs.

    7.4 LIMITATION ON TRANSFER. No Member may sell, assign, transfer or otherwise in any way dispose of all or any part of a Membership Interest or any interest therein or grant or create any security interest in or lien, claim or other encumbrance of any kind in a Membership Interest, whether voluntarily or involuntarily, by operation of law or otherwise, except as expressly provided in this Agreement or as authorized by the Board of Managers. Any disposition or encumbrance of a Membership Interest otherwise than as provided in this Agreement shall be void AB INITIO, and the Company shall not reflect the same in its records or otherwise recognize or give effect thereto.

                                   SECTION 8
                           DISSOLUTION AND WINDING UP

    8.1 LIQUIDATING EVENTS. The Company shall dissolve and commence winding up and liquidating upon the first to occur of any of the following ("Liquidating Events"):

        (a) the expiration of the term provided in Section 1.5;

        (b) the sale of all or substantially all of the Company's assets;

        (c) the vote of the Managers required under Section 4.5(a)(i) followed by the vote of at least seventy-five percent (75%) of the then issued and outstanding Voting Interests including a majority of each class of Voting Interests to dissolve, wind up, and liquidate the Company;

        (d) the happening of any other event that makes it unlawful, impossible, or impractical to carry on the business of the Company; or

        (e) the entry of a decree of judicial dissolution under Section 702 of the Act.

The Members hereby agree that: (i) the bankruptcy, death, dissolution, expulsion, incapacity or withdrawal of any Member shall not constitute a Liquidating Event, and (ii) notwithstanding any provision of the Act, the Company shall not dissolve prior to the occurrence of a Liquidating Event.

    8.2 WINDING UP. Upon the occurrence of a Liquidating Event, the Company shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Members and no Member shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Company's business and affairs. To the extent not inconsistent with the foregoing, all covenants and obligations in this Agreement shall continue in full force and effect until such time as the Company property has been distributed pursuant to this Section 7.2 and the Articles of Organization have been cancelled in accordance with the Act. The President of the Company, under the direction of the Board of Managers, shall be responsible for overseeing the winding up and dissolution of the Company, shall take full account of the Company's liabilities and property, shall cause the Company's property to be liquidated as promptly as is consistent with obtaining the fair value thereof unless the Members unanimously consent to Distributions of all or any part of the property in kind, and shall cause the property or the proceeds therefrom, to the extent sufficient therefor, to be applied and distributed in the following order:

        (a) first, to the payment and discharge of all of the Company's debts and liabilities to creditors including Members (to the extent permitted by applicable law); and

        (b) the balance, if any, among the Members in proportion to their respective percentage ownership of Membership Interests.

    8.3 RIGHTS OF MEMBERS. Except as otherwise provided in this Agreement, (a) each Member shall look solely to the assets of the Company for the return of his Capital Contribution and shall have no right or power to demand or receive property other than cash from the Company, and (b) no Member shall have priority over any other Member as to the return of his Capital Contributions or the payment of Dividends by the Company.

                                   SECTION 9
          MODIFICATION OF RIGHTS AND PREFERENCES OF CLASS C INTERESTS

    Notwithstanding anything to the contrary herein, if, after notice from the Company that the Hospital Entities have ceased to own or be contractually committed to acquire an aggregate of 10% of the outstanding equity interest in the Company, the Hospital Entities shall fail to acquire sufficient additional equity interests in the Company within one year thereafter so as to own or be contractually committed to acquire an aggregate of not less than 10% of the outstanding equity interest in the Company, then: (i) all rights and preferences conferred on the Hospital Entities holding Class C Interests by the following Sections of this Agreement shall be eliminated: Section 4.2; Section 4.3;
Section 4.5(a); Section 4.6(a); Section 4.6(b); and Section 4.6(c), except that as long as CHNLI has any Membership Interests in the Company it shall retain the right to prevent any change to the provisions of MDNY's by-laws which state that MDNY shall not offer medical services that are morally objectionable to the Diocese of Rockville Centre as part of its basic benefit plan, but only as a rider to ensure that each of the CHNLI hospitals and/ or CHNLI shall not derive any economic benefit from the sale of such coverage from the provision of such services; and Section 4.10; (ii) the number of total seats on the Board of Managers of the Company shall be reduced to twenty-one (21); and, (iii) Class C Interests shall have the same voting rights as Class B Interests.

                                   SECTION 10
                               GENERAL PROVISIONS

    10.1 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, or supplemented only by the Board of Managers pursuant to a supermajority vote required by Section 4.5(a)(ii).

    10.2 WAIVER OF COMPLIANCE. Any failure of a party to comply with any obligation, covenant, agreement, or condition herein may be waived by the other parties; provided, however, that any such waiver may be made only by an instrument signed by the party(ies) granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

    10.3 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Company's Members and their respective successors and permitted assigns. No party may assign any of his rights hereunder except in accordance with the terms hereof. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties hereto, any successors and permitted assigns, any rights, remedy, or claim under or by reason of this Agreement or any provisions herein contained.

    10.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to its conflicts of law doctrines).

    10.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become a binding Agreement when one or more of the counterparts have been signed by each of the parties and delivered to the other parties.

    10.6 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given by registered or certified mail (return receipt requested), by Federal Express or any other generally recognized overnight delivery service, receipt acknowledged, or by hand, to the parties at the addresses stated above (or at such other address for a party as shall be specified by like notice).

    10.7 SEVERABILITY. If any one or more provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

    IN WITNESS WHEREOF, the undersigned Member-Managers have duly executed this Agreement as of the day and year first above written.

                                                -------------------------------------------
                                                Paul Kolker

                                                -------------------------------------------
                                                David J. Weissberg, M.D.

                                                CLASS A MEMBERS
                                                By:        --------------------------------------
                                                           Attorney-in-Fact

                                                CLASS A AND B-1 MEMBERS
                                                By:        --------------------------------------
                                                           Attorney-in-Fact

                                                CLASS A AND B-2 MEMBERS
                                                By:        --------------------------------------
                                                           Attorney-in-Fact

                                                CLASS A AND B-3 MEMBERS
                                                By:        --------------------------------------
                                                           Attorney-in-Fact

                                                CLASS A AND C-1 MEMBERS
                                                By:        --------------------------------------
                                                           Attorney-in-Fact

                             FIRST AMENDMENT TO THE
                    AMENDED AND RESTATED OPERATING AGREEMENT
                                       OF
                               MDNY HOLDINGS, LLC


    This FIRST AMENDMENT (this "Amendment") to the Amended and Restated Operating Agreement of MDNY Holdings, LLC dated ____________, 1996 (the 'Agreement') is entered into as of the ___day of_____, 1996, among those persons who are parties to the Agreement. Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.



    1. WITHDRAWAL OR OTHER TERMINATION OF PARTICIPATION IN A PRACTICE ASSOCIATION. Notwithstanding any inconsistent provisions of sections 6.1 or 6.3 of the Agreement and any other inconsistent provisions therein, the provisions of this Amendment shall apply to all Class B-3 Members, and shall apply to all Membership Interests held by such Class B-3 Members.



    (a) WITHDRAWAL OR TERMINATION. The rights of the Company to purchase a Class B-3 Member's Membership Interests pursuant to Section 6.1(i) shall only apply if such Class B-3 Member's relationship with a Practice Association is involuntarily terminated by the Practice Association.



    (b) RETIREMENT OR OTHER VOLUNTARY WITHDRAWAL. In the event that a Class B-3 Member retires, becomes disabled, sells his or her medical practice or otherwise voluntarily terminates his or her provider relationship with the applicable Practice Association, such Class B-3 Member shall have the three options specified in Section 6.3(i) through (iii) of the Agreement with respect to his or her Membership Interests. In addition, subject to obtaining the consent of the Board of Managers of HVPH, which may be withheld for any or no reason, the Class B-3 member may sell his or her Membership Interests to a healthcare provider who is not a Member of the Company, provided that such healthcare provider satisfies the credentialing criteria established by MDNY and the appropriate Practice Association owned by HVPH and provided further that the Member's Class B-3 Interest shall convert into a Class A Interest unless and until the purchasing healthcare provider becomes a member of the Company.


    2. ENTITY OWNERSHIP.


(a) Notwithstanding Section 3.1(a) of the Agreement, an entity (an "Eligible Entity") may be a Member and hold Class A Interests if the holders of a majority of the equity interests of such entity are Participating Providers. Such Eligible Entity may transfer such Class A Interests to one or more of its equity owners or employees, each of whom is a Participating Provider, without the consent of the Company. If, after such a transfer, the transferee holds the number of Membership Interests necessary to satisfy the minimum investment requirement established by the applicable Practice Association and the transferee does not already own a Class B Interest, one of the Class A Interests so transferred shall automatically convert into a Class B Interest corresponding to the Practice Association of which such transferee is a Participating Provider. The Company shall have the right to purchase any Class A Interests, on the terms and conditions set forth in
    Section 6.1 of the Agreement if the holders of a majority of the equity initerests of such Eligible Entity cease to be Participating Providers.



(b) To the extent that a Regional Holding Company permits an entity to make the minimum investment required to permit a Health Care Provider affiliated with such entity (an "Affiliated Provider") to become a Participating Provider, such entity may, notwithstanding Section 3.1(d) of the Agreement, own Class A Interests and one Class B Interest for each Affiliated Provider for which it made the minimum investment, provided, that each such Affiliated Provider may not own a Class B Interest individually. The Company shall have the right to purchase the Membership Interests from the entity on the terms and conditions set forth in Section 6.1 of the Agreement if circumstances exist which would give the Company the right to purchase the Membership Interests from the Affiliated Provider if the Membership Interests were owned by the Affiliated Provider. For purposes of Section 3.4(b)(z) any Class B Interests owned by an entity shall be deemed to be owned by a Participating Provider, and an entity holding one or more Class B Interests shall have the same rights with respect to such Class B Interests that such entity would have if it were a Participating Provider.

    3. MISCELLANEOUS.

(a) Except to the extent amended hereby, or to the extent that the amendments implemented hereby do not apply to a particiular Member or group of Members, the Agreement shall remain in full force and effect.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without regard to its conflicts of law doctrines).

(c) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become a binding agreement when one or more of the counterparts have been signed by each of the parties and delivered to the other parties.

    IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

                                                                       EXHIBIT E

                                    FORM OF
                        SECOND CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
               UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

    The undersigned, being the President and Secretary, respectively, of Long Island Physician Holdings Corporation, a New York corporation (the "Corporation"), for the purpose of amending the Company's Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York, does hereby certify:

    1. The name of the Corporation is Long Island Physician Holdings Corporation. The Corporation was originally incorporated as LIPH, Inc.

    2. The Certificate of Incorporation of the Corporation was filed by the Secretary of State of the State of New York on October 11, 1994. The Certificate of Incorporation was amended pursuant to a Certificate of Amendment filed on December 19, 1994.

    3. The Certificate of Incorporation of the Corporation, as amended, is hereby amended to provide for an increase in the aggregate number of shares of common stock the Company is authorized to issue by authorizing a new class of common stock. The Corporation is authorized to issue Twelve Million Five Hundred Thousand (12,500,000) shares of common stock, par value $.001 per share, Two Million Five Hundred Thousand (2,500,000) of which shares are designated Class A Common Stock with full voting rights and Ten Million (10,000,000) of which shares are designated Class B Common Stock with no voting rights. This amendment to the Corporation's authorized capital shall be effected by changing 12,500,000 shares of the Corporation's authorized common stock to 15,000,000 shares, 2,500,000 of which shares shall be designated Class C Common Stock, par value $.001 per share, with voting rights except that holders of the Class C Common Stock may not vote in the election of the Corporation's Board of Directors.

    The Corporation's Certificate of Incorporation is hereby amended to reflect the foregoing by deleting paragraph 4 of the Certificate of Incorporation of the Corporation in its entirety and substituting the following in lieu thereof:

    "4. The aggregate number of shares which the Corporation shall have authority to issue is Fifteen Million (15,000,000) shares consisting of:

        (i) 2,500,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common Stock"), all of which shares shall have full voting rights; and

        (ii) 10,000,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock") none of which shares shall have any voting rights; and

       (iii) 2,500,000 shares of Class C Common Stock, par value $.001 per share (the "Class C Common Stock"), all of which shares shall have voting rights except the right to vote for the election of the Corporation's Board of Directors.

    In all other respects except voting, the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock shall be identical."

    4. The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Class A Common Stock and a majority of the issued and outstanding shares of the Class B Common Stock, present in person or represented by proxy at the Annual Meeting of the Company's Shareholders.

    5. The Certificate of Incorporation of the Corporation, as amended, is hereby amended to eliminate preemptive rights currently available to the Corporation's shareholders. The Corporation's Certificate of Incorporation is hereby amended to reflect the foregoing by adding a new paragraph 6 to the Certificate of Incorporation as follows:

    "6. No holder of any class of common stock of the Corporation shall be entitled to any preemptive rights to purchase any capital stock of the Corporation or to acquire any option, warrant, right or other instrument (including debt instruments) entitling the holder thereof to acquire any capital stock of this Corporation upon the exercise, conversion or exchange thereof or otherwise."

    6. The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Class A Common Stock and a majority of the issued and outstanding shares of the Class B Common Stock, present in person or represented by proxy at the Annual Meeting of the Corporation's Shareholders.

                                                                       EXHIBIT F

                       NEW YORK BUSINESS CORPORATION LAW

Section 623. Procedure to Enforce Shareholder's Right to Receive Payment for Shares.

    (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

    (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

    (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

    (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

    (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

    (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

    (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, not if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

    (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

        (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

        (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

        (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

        (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

        (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

        (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

        (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

        (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

    (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

    (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

        (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

        (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

        (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

    (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

    (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

    (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

TO VOTE CLASS A SHARES
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
                              275 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                   PROXY--SOLICITED BY THE BOARD OF DIRECTORS

THE UNDERSIGNED CLASS A SHAREHOLDER OF LONG ISLAND PHYSICIAN HOLDINGS CORPORATION ("COMPANY") HEREBY APPOINTS DRS. DAVID J. WEISSBERG, M.A. MIRZA, AND PAUL KOLKER AND EACH OR EITHER OF THEM, THE PROXY OR PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE AS SPECIFIED ON THIS PROXY FORM ALL SHARES OF CLASS A COMMON STOCK OF SAID COMPANY WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF SAID COMPANY, TO BE HELD ON JANUARY 29, 1997 (THE "MEETING") AND AT ALL ADJOURNMENTS OF SUCH MEETING, WITH ALL POWERS THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT.

    This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR DESCRIBED IN ITEM 1 AND FOR THE PROPOSALS DESCRIBED IN ITEMS 2, 3, 4 AND 5 AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION AND IN THE BEST JUDGMENT OF THE PROXIES. This Proxy may be revoked at any time prior to the voting thereof.

ITEM 1--Election of the following forty directors:

    FOR A TERM ENDING WITH THE 1999 ANNUAL MEETING--David J. Weissberg, M.D., M.
A. Mirza M.D., Babu Easow, M.D., Paul Kolker, M.D., Salvatore J. Caravella, M.D., Amy Koreen, M.D., Ronald R. Perrone, M.D., Bruce A. Seideman, M.D., Eli Anker, M.D., Jeffrey R. Ashkin, M.D., Marion Bergman, M.D., Charles A. Calabrese, M.D., Anthony P. Caruso, M.D., and Gregory Kalmar, D.D.S.

    FOR A TERM ENDING WITH THE 1998 ANNUAL MEETING--Lew E. Cibeu, M.D., Martin
B. Cohen, M.D., Alan Dietzek, M.D., Geri DiGiovanni, D.O., Jeffrey M. Epstein, M.D., Franco Gallo, M.D., Steven M. Goldberg, M.D., David T. Goldman, M.D., Linda Harkavay, M.D., Robert A. Jason, M.D., Martin P. Kaplan, M.D., and Joseph Tamburrino, D.P.M.

    FOR A TERM ENDING WITH THE 1997 ANNUAL MEETING--Steven Kobren, M.D., Michael Ladinsky, D.O., Steven A. Napoli, M.D., Andrew A. Pastewski, M.D., Asvin M. Patel, M.D., Andrew J. Peters, M.D., Reed Phillips, M.D., Lynn Pierri, D.D.S, M.S., Rosario Romano, M.D., Robert Sarnataro, M.D., Jitendra Shah, M.D., William
E. Shuell, M.D., Gary Wohlberg, M.D., and Anthony DiBlanda, D.C.
FOR / /         WITHHOLD / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

________________________________________________________________________________
                  (PLEASE DATE AND SIGN ON THE REVERSE SIDE.)

(CONTINUED FROM THE OTHER SIDE)

ITEM 2--Proposal to approve Amendments to the Company's By-Laws to permit the exchange of one share of Class B Common Stock held by certain non-voting shareholders for one share of Class A Common Stock and to permit certain practitioners to serve on the Board of Directors.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 3--Proposal to approve a proposed restructuring and recapitalization of the Company and MDNY Healthcare, Inc. pursuant to an Agreement and Plan of Merger and Amendments to the Company's Certificate of Incorporation and By-Laws.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 4--Proposal to approve an Amendment to the Company's Certificate of Incorporation to eliminate preemptive rights.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 5--Proposal to approve the appointment of Coopers & Lybrand LLP as the Company's auditors for the 1997 fiscal year.

FOR / /         AGAINST / /         ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "<*>FOR</*>" EACH NOMINEE FOR DIRECTOR AND "FOR" ITEMS 2, 3, 4 AND 5.
                                                  Dated: _______________________
                                                  ______________________________
                                                  ______________________________
                                                     Signature or Signatures

                                                  Executors, administrators,
                                                  trustees, guardians, attorneys
                                                  and agents should give their
                                                  full titles and submit
                                                  evidence of appointment unless
                                                  previously furnished to the
                                                  Company or its transfer agent.

TO VOTE CLASS B SHARES
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION
                              275 BROADHOLLOW ROAD
                            MELVILLE, NEW YORK 11747
                   PROXY--SOLICITED BY THE BOARD OF DIRECTORS

THE UNDERSIGNED CLASS B SHAREHOLDER OF LONG ISLAND PHYSICIAN HOLDINGS CORPORATION ("COMPANY") HEREBY APPOINTS DRS. DAVID J. WEISSBERG, M.A. MIRZA, AND PAUL KOLKER AND EACH OR EITHER OF THEM, THE PROXY OR PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE AS SPECIFIED ON THIS PROXY FORM ALL SHARES OF CLASS B COMMON STOCK OF SAID COMPANY WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF SAID COMPANY, TO BE HELD ON JANUARY 29, 1997 (THE "MEETING") AND AT ALL ADJOURNMENTS OF SUCH MEETING, WITH ALL POWERS THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT.

    This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED IN ITEMS 3 AND 4 AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION AND IN THE BEST JUDGMENT OF THE PROXIES. This Proxy may be revoked at any time prior to the voting thereof.

________________________________________________________________________________
                  (PLEASE DATE AND SIGN ON THE REVERSE SIDE.)

(CONTINUED FROM THE OTHER SIDE)

ITEM 3--Proposal to approve a proposed restructuring and recapitalization of the Company and MDNY Healthcare, Inc. pursuant to an Agreement and Plan of Merger and Amendments to the Company's Certificate of Incorporation and By-Laws.

FOR / /         AGAINST / /         ABSTAIN / /

ITEM 4--Proposal to approve an Amendment to the Company's Certificate of Incorporation to eliminate preemptive rights.

FOR / /         AGAINST / /         ABSTAIN / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "<*>FOR</*>" ITEMS 3 AND 4.
                                              Dated: ___________________________
                                              __________________________________
                                              __________________________________
                                              Signature or Signatures

                                              Executors, administrators,
                                              trustees, guardians, attorneys and
                                              agents should give their full
                                              titles and submit evidence of
                                              appointment unless previously
                                              furnished to the Company or its
                                              transfer agent.